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                                                                    EXHIBIT 10.5

              (THE NETWORK OF PREFERRED COMMUNITY BANKS(SM) LOGO)

                                                            Loan No. 37512-37654

                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (this "Agreement") entered into as of MAY 2, 2005, between ADVANCED PHOTONIX, INC., A DELAWARE CORPORATION, with its chief executive office located at 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012 (the "Borrower") and Pacific Capital Bank, N.A., a national banking association, doing business as Santa Barbara Bank & Trust, with an address of c/o Loan Services, PO Box 60654, Santa Barbara, California 93160-0654 (the "Bank").

         FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

                                   1. THE LOAN

1.1 Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to the Borrower, Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation and Photonic Detectors, Inc. in the original principal amount of $2,700,000.00 (the "Loan"). The Loan shall be evidenced by that certain Term Note, of even date herewith (the "Note") by Borrower, Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation and Photonic Detectors, Inc. in favor of the Bank in the original principal amount of $2,700,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

                         2.  GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2 Definitions. The following definitions shall apply:

         (a) "Code" shall mean the Uniform Commercial Code of California as amended from time to time.

         (b) "Collateral" shall mean all Borrower's present and future right, title and interest in and to any and all of the personal property of Borrower whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation:

                  (i)      accounts;

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                  (ii)     chattel paper;

                  (iii)    goods;

                  (iv)     inventory;

                  (v)      equipment;

                  (vi)     farm products;

                  (vii)    instruments;

                  (viii)   investment property;

                  (ix)     documents;

                  (x)      commercial tort claims;

                  (xi)     deposit accounts;

                  (xii)    letter-of-credit rights;

                  (xiii)   general intangibles;

                  (xiv)    supporting obligations;

                  (xv)     proceeds and products of the foregoing.

         (c) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (d) "Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (e) "Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

         All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3 Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of


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inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4 Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5 Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of inventory, schedules of accounts and such other writings as the Bank may in its reasonable sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

2.6 Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7 Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives: (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8 Purchase Money Security Interests. To the extent Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a "first-in-first-out" basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9 Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any

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Collateral is located, from the State, if any, where Borrower is organized and registered (as such terms are used in the Code), and the State where Borrower's chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other Person.

                        3. REPRESENTATIONS AND WARRANTIES

3.1 Organization and Qualification. Borrower is a duly organized and validly existing corporation under the laws of the State of its incorporation with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2 Subsidiaries. Borrower has no subsidiaries other than disclosed in Schedule A attached hereto, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than as disclosed in Schedule A attached hereto, if any.

3.3 Corporate Records. Borrower's corporate charter, articles of organization or incorporation and all amendments thereto have been duly filed and are in proper order. All outstanding capital stock issued by the Borrower was and is properly issued and all books and records of the Borrower, including but not limited to its minute books, bylaws and books of account, are accurate and up to date and will be so maintained.

3.4 Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank hereby and those mortgages, deeds of trust, leases of personal property and security interests disclosed in Schedule B attached hereto.

3.5 Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6 Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by laws relating to the enforcement of creditors' rights.

3.7 Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8 Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9 Litigation. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10 Accounts and Contract Rights. All accounts arise out of legally enforceable and existing contracts, and represent unconditional and undisputed bona fide indebtedness by a Debtor, and are not and will not be subject to any discount (except such cash or trade discount as may be shown on any


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invoice, contract or other writing delivered to the Bank). No contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument, and no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or immediately upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

3.11 Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects. All accounts arise out of legally enforceable and existing contracts in accordance with their tenor, and upon the Borrower's acquisition of any interest in accounts, it shall in writing immediately notify the Bank thereof, specifically identifying the same as accounts, and, except for such accounts, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and the Collateral, other than inventory and equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). The Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12 Location of Collateral. Except for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all inventory and equipment only at locations specified in this Agreement or specified to the Bank in writing. The Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records or any of them to another state without giving the Bank at least thirty (30) days prior written notice thereof.

3.13 Third Parties. The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

3.14 Payment of Accounts. Each account or other item of Collateral, other than inventory and equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto. Upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

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3.15 Notification of Damage. The Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence that would adversely affect the value of inventory, equipment or other Collateral.

3.16 Taxes. Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

3.17 Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

3.18 Environmental. As of the date hereof neither the Borrower nor any of Borrower's agents, employees or independent contractors (1) have caused or are aware of a release or threat of release of Hazardous Materials (as defined herein) on any of the premises or personal property owned or controlled by Borrower, or any abutting property, which could give rise to liability under any Environmental Law (as defined herein) or any other Federal, state or local law, rule or regulation; (2) have arranged for the transport of or transported any Hazardous Materials in a manner as to violate, or result in potential liabilities under, any Environmental Law; (3) have received any notice, order or demand from the Environmental Protection Agency or any other Federal, state or local agency under any Environmental Law; (4) have incurred any liability under any Environmental Law in connection with the mismanagement, improper disposal or release of Hazardous Materials; or (5) are aware of any inspection or investigation of any of the premises or personal property owned or controlled by Borrower or abutting property by any Federal, state or local agency for possible violations of any Environmental Law.

         To the best of Borrower's knowledge, no prior owner or tenant of any premises or property presently controlled or owned by Borrower committed or omitted any act which caused the release of Hazardous Materials on such premises or property which could give rise to a lien thereon by any Federal, state or local government. No notice or statement of claim or lien affecting any property or premises owned or controlled by Borrower has been recorded or filed in any public records by any Federal, state or local government for costs, penalties, fines or other charges as to such property.

         Borrower agrees to indemnify and hold Bank harmless from all liability, loss, cost, damage and expense, including attorney fees and costs of litigation, arising from any and all of its violations of any Environmental Law (including those arising from any lien by any Federal, state or local government arising from the presence of Hazardous Materials) or from the presence of Hazardous Materials located on or emanating from any of the premises owned or controlled by the Borrower. Borrower further agrees to reimburse Bank upon demand for any costs incurred by Bank in connection with the foregoing. Borrower agrees that its obligations hereunder shall be continuous and shall survive the repayment of all debts to Bank.

         The term "Hazardous Materials" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future Federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of remediation or prevention

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of releases of Hazardous Materials or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

                            4. AFFIRMATIVE COVENANTS

4.1 Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2 Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank's representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank's security interest in the Collateral. Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights are kept, and shall not remove such records to another state without giving the Bank at least thirty (30) days prior written notice thereof.

4.3 Financial Statements. Borrower will furnish to Bank:

         (a) as soon as available to Borrower, but in any event within 45 days after the close of each quarterly period of its fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of the Borrower, as at the end of such quarter, and statement of profit and loss of the Borrower reflecting the results of its operations during such quarter, and prepared on a reviewed basis in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments;

         (b) as soon as available to Borrower, but in any event within 90 days after the close of each fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of the Borrower, as at the end of such year, and statement of profit and loss of the Borrower reflecting the results of its operations during such year, bearing the opinion of such certified public accountants and prepared on an audited basis in accordance with generally accepted accounting principles, consistently applied together with any so-called management letter;

         (c) from time to time, such financial data and information about Borrower as Bank may reasonably request; and

4.4 Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political

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subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5 Notice to Account Debtors. The Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, hereby authorizes the Bank to notify all or any of the Debtors of the Bank's security interest in the Borrower's accounts at the Borrower's expense.

4.6 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts. At the option of the Bank, all loan payments and fees will automatically be debited from the Borrower's primary operating account and all advances will automatically be credited to the Borrower's primary operating account.

4.7 Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8 Maintenance. Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. The Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.9 Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.10 Notification of Default. Upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall promptly give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.11 Notification of Material Litigation. Borrower will promptly notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

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4.12 Pension Plans. With respect to any pension or benefit plan maintained by
Borrower, or to which Borrower contributes ("Plan"), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended ("ERISA") or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation ("Pension Benefit Guaranty Corporation"), Borrower will (a) fund each Plan as required by the provisions of
Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and
(iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

                              5. NEGATIVE COVENANTS

5.1 Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

         (a)      Definitions. The following definitions shall apply to this
                  Section:

                  (i) "Capital Expenditures" ("CAPEX") shall mean for any period, all acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be for fixed assets under GAAP, consistently applied. Where an asset is acquired under a capital lease, the amount required to be capitalized shall be considered a capital expenditure during the first year of the lease.

                  (ii) "Combined Borrower(s)" shall mean Advanced Photonix, Inc. and each of its subsidiaries.

                  (iii) "Current Maturity of Long-Term Debt" ("CMLTD") shall mean, for any period, the current scheduled principal or capital lease payments required to be paid during the applicable period.

                  (iv) "Current Assets" shall mean current assets as defined under GAAP.

                  (v) "Current Liabilities" shall mean current liabilities as defined under GAAP.

                  (vi) "Distributions" shall mean all cash dividends to shareholders, and all cash distributions to shareholders of Subchapter S corporations, to partners of partnerships, to members of limited liability companies or to beneficiaries of trusts.

                  (vii) "Earnings" shall mean earnings as defined under GAAP.

                  (viii) "EBIT" shall mean, for any period, Earnings from continuing operations before payment of interest expense, federal, state and local income taxes, in each case for such period, computed and calculated in accordance with GAAP.

                  (ix) "EBITDA" shall mean, for any period, Earnings from continuing operations before payment of federal, state and local income taxes, plus Interest Expense, depreciation and amortization, in each case for such period, computed and calculated in accordance with GAAP.

                  (x) "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States.

                  (xi) "Indebtedness" shall mean (x) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, (y) all obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (z) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto.

                  (xii) "Intangible Assets" shall mean, as of the date of determination thereof, assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

                  (xiii) "Interest Expense" shall mean, for any period, ordinary, regular, recurring and continuing expenditures for interest on all borrowed money.

                  (xiv) "Subordinated Indebtedness" shall mean, as of the date of determination thereof, all Indebtedness which has been subordinated in writing to the obligations owing to the Bank on terms and conditions acceptable to the Bank.

                  (xv) "Effective Tangible Net Worth" shall mean, as of the date of determination thereof, Tangible Net Worth plus Subordinated Indebtedness.

                  (xvi) "Tangible Net Worth" shall mean, as of the date of determination thereof, total assets, excluding all Intangible Assets, less total liabilities.

                  (xvii) "Unfinanced CAPEX" shall mean, for any period, Capital Expenditures less new long-term Indebtedness issued during such period to fund the Capital Expenditures.

         (b) Current Ratio. The Combined Borrower's shall not permit the ratio of its Current Assets to Current Liabilities to be less than 1.25 to 1.00, tested quarterly.

         (c) Debt to Effective Tangible Net Worth. The Combined Borrower's shall not permit the ratio of its Indebtedness minus Subordinated Indebtedness to Effective Tangible Net Worth to be greater than 2.00 to 1.00, tested quarterly.

         (d) Free Cash Flow. The Combined Borrower's shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions and Unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than 1.25 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (e) EBIT to Interest Expense. The Combined Borrower's shall not permit the ratio of its EBIT to Interest Expense to be less than 2.00 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (f) No additional revolving or term debt without Bank's concurrence.

         (g) Balance on initial Note to Smithfield Fiduciary, LLC, Iroquois Capital, LP, Bluegrass Growth Fund, LP, and Bluegrass Growth Fund, Ltd, to be no greater than $5,000,000.00 in the aggregate principal amount.

         (h)      No consecutive quarter losses.

         (i) Intercreditor Agreement executed by Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation, Photonic Detectors Inc., and Smithfield Fiduciary, LLC to subordinate $6,000,000.00 in Smithfield Fiduciary, LLC debt to Santa Barbara Bank & Trust.

         (j) Subsequent to closing, possibly within 24 hours, Michigan Acquisition Sub, LLC will be replaced as Co-Borrower with Picometrix, LLC.

         (k) Prior to funding the loan, the merger of Picotronix, Inc., dba Picometrix, Inc., into Michigan Acquisition Sub, LLC must be completed.

5.2 Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business.

5.3 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent unless such transfer shall not result in change in control of Borrower.

5.4 Loans or Advances. Borrower shall not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.5 Dividends and Distributions. Borrower shall not, without prior written consent of the Bank, pay any dividends on or make any distribution except to any Combined Borrower on account of any class of Borrower's capital stock in cash or in property (other than additional shares of such stock), or redeem, purchase or otherwise acquire, directly or indirectly, any of such stock, except, so long as Borrower is not in default hereunder.

5.6 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person, except for any Combined Borrower. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity.

5.7 Merger. Borrower will not merge or consolidate or be merged or consolidated with or into any other entity.

5.8 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

5.9 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event, except in the ordinary and usual course of business, shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.10 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral. Borrower shall not agree with any person other than the Bank to not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral.

5.11 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.12 Change of Name. Borrower shall not change its legal name or the State of its organization, without giving the Bank at least 30 days prior written notice thereof.

                                   6. DEFAULT

6.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events:

         (a) default of any liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 10 days with respect to the payment of money or continuing for 30 days with respect to any other default;

         (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

         (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

         (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false in any material respect when made;

         (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

         (f) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC ss.101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

         (g) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

         (h) a judgement or judgements for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgement shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

         (i) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

         (j) the termination or revocation of any guaranty of the Obligations; or

         (k) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2 Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

         The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Borrower hereby irrevocably waives the benefits of all such laws. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

6.3 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for its own gross negligence or willful misconduct. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower or any guarantor or surety to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

6.4 Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.5 Reassignment to Borrower. Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

                                7. MISCELLANEOUS

7.1 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

7.3 Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank (or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, or any third party acting on the Bank's behalf (collectively, the "Bank Affiliates")) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

7.4 Indemnification. The Borrower shall indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5 Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

7.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.9 Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Bank to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are paid in full and the Collateral is released.

7.10 Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

7.11 Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.12 Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any such notice shall be deemed duly received and effective (i) if delivered in hand to, or received by, any officer or agent of the Borrower or the Bank, upon such delivery or receipt, or (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Borrower or the Bank, two (2) business days after being so mailed. A party's proper address is that set forth for such party in this Agreement or such address as that party may from time to time hereafter designate by notice to the other party.

7.13 Governing Law. This Agreement has been executed or completed and/or is to be performed in California, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of California.

7.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.15 Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.16 Civil Code Section 2822. In the event that at any time, a surety is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under Section 2822 of the California Civil Code, to designate the portion of the obligations to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by the Bank rather than Borrower.

7.17 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

7.18 ARBITRATION. ARBITRATION. IN THE EVENT THAT THE JURY WAIVER SET FORTH ABOVE IS JUDICIALLY DETERMINED TO NOT BE PERMITTED BY LAW, THE PARTIES AGREE TO ATTEMPT IN GOOD FAITH TO RESOLVE ANY DISPUTES WHICH MAY ARISE AMONG THEM IN

CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR THE APPLICATION OR VALIDITY THEREOF. IN THE EVENT THAT ANY DISPUTE CANNOT BE SO RESOLVED, AND UNLESS THE RELIEF SOUGHT REQUIRES THE EXERCISE OF THE EQUITY POWERS OF A COURT OF COMPETENT JURISDICTION, SUCH DISPUTE SHALL BE SUBMITTED TO ARBITRATION. SUCH ARBITRATION PROCEEDINGS SHALL BE HELD IN THE COUNTY OF SANTA BARBARA, CALIFORNIA, IN ACCORDANCE WITH THE ARBITRATION PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE. ANY AWARD RENDERED IN ANY SUCH ARBITRATION PROCEEDINGS SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES HERETO, AND JUDGEMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

Executed as of MAY 2, 2005.

                                        Borrower:
                                        Advanced Photonix, Inc.


                                        By: /s/ RICHARD D. KURTZ
                                            -----------------------------
                                            Richard D. Kurtz,
                                            Chief Executive Officer







Accepted: Pacific Capital Bank, N.A.


By: /s/ STEVE MADSEN
   -------------------------------
Name: Steve Madsen
Title: Vice President

                   EXHIBIT A TO LOAN AND SECURITY AGREEMENT OF
                             ADVANCED PHOTONIX, INC.

1.       Subsidiaries:

         (a)      Silicon Detector Corporation

         (b)      Silicon Sensors, Inc.

         (c)      Texas Optoelectronics, Inc.

         (d)      Michigan Acquisition Sub, LLC

         (e)      Photonic Detectors, Inc.

2.       Consolidations, Mergers and Acquisitions:

         (a) The acquisition of Picotronix, Inc. by way of the merger of Picotronix, Inc. with and into Michigan Acquisition Sub, LLC, a wholly-owned subsidiary of Advanced Photonix, Inc.

                    EXHIBIT B LOAN AND SECURITY AGREEMENT OF
                             ADVANCED PHOTONIX, INC.


 1.      Liens:

         (a) Smithfield Fiduciary, LLC, acting as collateral agent on behalf of the other investors in connection with the private placement which closed on October 12, 2004, has a first priority security interest in all of the assets of Advanced Photonix, Inc., except as set forth in that certain Subordination and Intercreditor Agreement between Pacific Capital Bank, N.A. and Smithfield Fiduciary, LLC.

         (b) Robin Risser and Steven Williamson have a first priority security interest in all of the intellectual property of Michigan Acquisition Sub, LLC.

               (THE NETWORK OF PREFERRED COMMUNITY BANKS(SM) LOGO)

                                                            Loan No. 37512-37654

                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (this "Agreement") entered into as of MAY 2, 2005, between SILICON SENSORS, INC., A DELAWARE CORPORATION, with its chief executive office located at 305 County YZ, Dodgeville, Wisconsin 53533 (the "Borrower") and Pacific Capital Bank, N.A., a national banking association, doing business as Santa Barbara Bank & Trust, with an address of c/o Loan Services, PO Box 60654, Santa Barbara, California 93160-0654 (the "Bank").

         FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

                                   1. THE LOAN

1.1 Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to the Borrower, Advanced Photonix, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc. Silicon Detector Corporation and Photonic Detectors, Inc. in the original principal amount of $2,700,000.00 (the "Loan"). The Loan shall be evidenced by that certain Term Note, of even date herewith (the "Note") by the Borrower, Advanced Photonix, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation and Photonic Detectors, Inc. in favor of the Bank in the original principal amount of $2,700,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

                          2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2 Definitions. The following definitions shall apply:

         (a) "Code" shall mean the Uniform Commercial Code of California as amended from time to time.

         (b) "Collateral" shall mean all Borrower's present and future right, title and interest in and to any and all of the personal property of Borrower whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation:

                  (i)      accounts;

                  (ii)     chattel paper;

                  (iii)    goods;

                  (iv)     inventory;

                  (v)      equipment;

                  (vi)     farm products;

                  (vii)    instruments;

                  (viii)   investment property;

                  (ix)     documents;

                  (x)      commercial tort claims;

                  (xi)     deposit accounts;

                  (xii)    letter-of-credit rights;

                  (xiii)   general intangibles;

                  (xiv)    supporting obligations; and

                  (xv)     proceeds and products of the foregoing.

         (c) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (d) "Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (e) "Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

         All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3 Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4 Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5 Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of inventory, schedules of accounts and such other writings as the Bank may in its reasonable sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

2.6 Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7 Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives: (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8 Purchase Money Security Interests. To the extent Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a "first-in-first-out" basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9 Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any

Collateral is located, from the State, if any, where Borrower is organized and registered (as such terms are used in the Code), and the State where Borrower's chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other Person.

                        3. REPRESENTATIONS AND WARRANTIES

3.1 Organization and Qualification. Borrower is a duly organized and validly existing corporation under the laws of the State of its incorporation with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2 Subsidiaries. Borrower has no subsidiaries other than as disclosed in Schedule A attached hereto, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than as disclosed in Schedule A attached hereto, if any.

3.3 Corporate Records. Borrower's corporate charter, articles of organization or incorporation and all amendments thereto have been duly filed and are in proper order. All outstanding capital stock issued by the Borrower was and is properly issued and all books and records of the Borrower, including but not limited to its minute books, bylaws and books of account, are accurate and up to date and will be so maintained.

3.4 Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank hereby and those mortgages, deeds of trust, leases of personal property and security interests disclosed in Schedule B attached hereto.

3.5 Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6 Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by laws relating to the enforcement of creditors' rights.

3.7 Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8 Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9 Litigation. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10 Accounts and Contract Rights. All accounts arise out of legally enforceable and existing contracts, and represent unconditional and undisputed bona fide indebtedness by a Debtor, and are not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). No contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument, and no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or immediately upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

3.11 Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects. All accounts arise out of legally enforceable and existing contracts in accordance with their tenor, and upon the Borrower's acquisition of any interest in accounts, it shall in writing immediately notify the Bank thereof, specifically identifying the same as accounts, and, except for such accounts, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and the Collateral, other than inventory and equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). The Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12 Location of Collateral. Except for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all inventory and equipment only at locations specified in this Agreement or specified to the Bank in writing. The Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records or any of them to another state without giving the Bank at least thirty (30) days prior written notice thereof.

3.13 Third Parties. The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

3.14 Payment of Accounts. Each account or other item of Collateral, other than inventory and equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto. Upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

3.15 Notification of Damage. The Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence that would adversely affect the value of inventory, equipment or other Collateral.

3.16 Taxes. Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

3.17 Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

3.18 Environmental. As of the date hereof neither the Borrower nor any of Borrower's agents, employees or independent contractors (1) have caused or are aware of a release or threat of release of Hazardous Materials (as defined herein) on any of the premises or personal property owned or controlled by Borrower, or any abutting property, which could give rise to liability under any Environmental Law (as defined herein) or any other Federal, state or local law, rule or regulation; (2) have arranged for the transport of or transported any Hazardous Materials in a manner as to violate, or result in potential liabilities under, any Environmental Law; (3) have received any notice, order or demand from the Environmental Protection Agency or any other Federal, state or local agency under any Environmental Law; (4) have incurred any liability under any Environmental Law in connection with the mismanagement, improper disposal or release of Hazardous Materials; or (5) are aware of any inspection or investigation of any of the premises or personal property owned or controlled by Borrower or abutting property by any Federal, state or local agency for possible violations of any Environmental Law.

         To the best of Borrower's knowledge, no prior owner or tenant of any premises or property presently controlled or owned by Borrower committed or omitted any act which caused the release of Hazardous Materials on such premises or property which could give rise to a lien thereon by any Federal, state or local government. No notice or statement of claim or lien affecting any property or premises owned or controlled by Borrower has been recorded or filed in any public records by any Federal, state or local government for costs, penalties, fines or other charges as to such property.

         Borrower agrees to indemnify and hold Bank harmless from all liability, loss, cost, damage and expense, including attorney fees and costs of litigation, arising from any and all of its violations of any Environmental Law (including those arising from any lien by any Federal, state or local government arising from the presence of Hazardous Materials) or from the presence of Hazardous Materials located on or emanating from any of the premises owned or controlled by the Borrower. Borrower further agrees to reimburse Bank upon demand for any costs incurred by Bank in connection with the foregoing. Borrower agrees that its obligations hereunder shall be continuous and shall survive the repayment of all debts to Bank.

         The term "Hazardous Materials" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future Federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of remediation or prevention of releases of Hazardous Materials or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

                            4. AFFIRMATIVE COVENANTS

4.1 Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2 Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank's representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank's security interest in the Collateral. Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights are kept, and shall not remove such records to another state without giving the Bank at least thirty (30) days prior written notice thereof.

4.3 Financial Statements. Advanced Photonix, Inc. will furnish to Bank:

         (a) as soon as available to Advanced Photonix, Inc., but in any event within 45 days after the close of each quarterly period of its fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such quarter, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such quarter, and prepared on a reviewed basis in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments;

         (b) as soon as available to Advanced Photonix, Inc., but in any event within 90 days after the close of each fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such year, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such year, bearing the opinion of such certified public accountants and prepared on an audited basis in accordance with generally accepted accounting principles, consistently applied together with any so-called management letter;

         (c) from time to time, such financial data and information about Advanced Photonix, Inc. as Bank may reasonably request; and

4.4 Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5 Notice to Account Debtors. The Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, hereby authorizes the Bank to notify all or any of the Debtors of the Bank's security interest in the Borrower's accounts at the Borrower's expense.

4.6 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts. At the option of the Bank, all loan payments and fees will automatically be debited from the Borrower's primary operating account and all advances will automatically be credited to the Borrower's primary operating account.

4.7 Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8 Maintenance. Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. The Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.9 Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least Thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.10 Notification of Default. Upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall promptly give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.11 Notification of Material Litigation. Borrower will promptly notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

4.12 Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes ("Plan"), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended ("ERISA") or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation ("Pension Benefit Guaranty Corporation"), Borrower will (a) fund each Plan as required by the provisions of
Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and
(iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

                              5. NEGATIVE COVENANTS

5.1 Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

         (a)      Definitions. The following definitions shall apply to this
                  Section:

                  (i) "Capital Expenditures" ("CAPEX") shall mean for any period, all acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be for fixed assets under GAAP, consistently applied. Where an asset is acquired under a capital lease, the amount required to be capitalized shall be considered a capital expenditure during the first year of the lease.

                  (ii) "Combined Borrower(s)" shall mean Advanced Photonix, Inc. and each of its subsidiaries.

                  (iii) "Current Maturity of Long-Term Debt" ("CMLTD") shall mean, for any period, the current scheduled principal or capital lease payments required to be paid during the applicable period.

                  (iv) "Current Assets" shall mean current assets as defined under GAAP.

                  (v) "Current Liabilities" shall mean current liabilities as defined under GAAP.

                  (vi) "Distributions" shall mean all cash dividends to shareholders, and all cash distributions to shareholders of Subchapter S corporations, to partners of partnerships, to members of limited liability companies or to beneficiaries of trusts.

                  (vii) "Earnings" shall mean earnings as defined under GAAP.

                  (viii) "EBIT" shall mean, for any period, Earnings from continuing operations before payment of interest expense, federal, state and local income taxes, in each case for such period, computed and calculated in accordance with GAAP.

                  (ix) "EBITDA" shall mean, for any period, Earnings from continuing operations before payment of federal, state and local income taxes, plus Interest Expense, depreciation and amortization, in each case for such period, computed and calculated in accordance with GAAP.

                  (x) "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States.

                  (xi) "Indebtedness" shall mean (x) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, (y) all obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (z) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto.

                  (xii) "Intangible Assets" shall mean, as of the date of determination thereof, assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

                  (xiii) "Interest Expense" shall mean, for any period, ordinary, regular, recurring and continuing expenditures for interest on all borrowed money.

                  (xiv) "Subordinated Indebtedness" shall mean, as of the date of determination thereof, all Indebtedness which has been subordinated in writing to the obligations owing to the Bank on terms and conditions acceptable to the Bank.

                  (xv) "Effective Tangible Net Worth" shall mean, as of the date of determination thereof, Tangible Net Worth plus Subordinated Indebtedness.

                  (xvi) "Tangible Net Worth" shall mean, as of the date of determination thereof, total assets, excluding all Intangible Assets, less total liabilities.

                  (xvii) "Unfinanced CAPEX" shall mean, for any period, Capital Expenditures less new long-term Indebtedness issued during such period to fund the Capital Expenditures.

         (b) Current Ratio. The Combined Borrower's shall not permit the ratio of its Current Assets to Current Liabilities to be less than 1.25 to 1.00, tested quarterly.

         (c) Debt to Effective Tangible Net Worth. The Combined Borrower's shall not permit the ratio of its Indebtedness minus Subordinated Indebtedness to Effective Tangible Net Worth to be greater than 2.00 to 1.00, tested quarterly.

         (d) Free Cash Flow. The Combined Borrower's shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions and Unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than 1.25 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (e) EBIT to Interest Expense. The Combined Borrower's shall not permit the ratio of its EBIT to Interest Expense to be less than 2.00 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (f) No additional revolving or term debt without Bank's concurrence.

         (g) Balance on initial Note to Smithfield Fiduciary, LLC, Iroquois Capital, LP, Bluegrass Growth Fund, LP, and Bluegrass Growth Fund, Ltd, to be no greater than $5,000,000.00 in the aggregate principal amount.

         (h)      No consecutive quarter losses.

         (i) Intercreditor Agreement executed by Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation, Photonic Detectors Inc., and Smithfield Fiduciary, LLC to subordinate $6,000,000.00 in Smithfield Fiduciary, LLC debt to Santa Barbara Bank & Trust.

         (j) Subsequent to closing, possibly within 24 hours, Michigan Acquisition Sub, LLC will be replaced as Co-Borrower with Picometrix, LLC.

         (k) Prior to funding the loan, the merger of Picotronix, Inc., dba Picometrix, Inc., into Michigan Acquisition Sub, LLC must be completed.

5.2 Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business.

5.3 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent unless such transfer shall not result in change in control of Borrower.

5.4 Loans or Advances. Borrower shall not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.5 Dividends and Distributions. Borrower shall not, without prior written consent of the Bank, pay any dividends on or make any distribution except to any Combined Borrower on account of any class of Borrower's capital stock in cash or in property (other than additional shares, of such stock), or redeem, purchase or otherwise acquire, directly or indirectly, any of such stock, except, so long as Borrower is not in default hereunder.

5.6 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person, except for any Combined Borrower. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity.

5.7 Merger. Borrower will not merge or consolidate or be merged or consolidated with or into any other entity.

5.8 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

5.9 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event, except in the ordinary and usual course of business, shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.10 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral. Borrower shall not agree with any person other than the Bank to not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral.

5.11 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.12 Change of Name. Borrower shall not change its legal name or the State of its organization, without giving the Bank at least 30 days prior written notice thereof.

                                   6. DEFAULT

6.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events:

         (a) default of any liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 10 days with respect to the payment of money or continuing for 30 days with respect to any other default;

         (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

         (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

         (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false in any material respect when made;

         (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

         (f) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC ss.101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

         (g) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

         (h) a judgement or judgements for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgement shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

         (i) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

         (j) the termination or revocation of any guaranty of the Obligations; or

         (k) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its reasonable sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2 Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

         The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Borrower hereby irrevocably waives the benefits of all such laws. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

6.3 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for its own gross negligence or willful misconduct. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower or any guarantor or surety to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

6.4 Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.5 Reassignment to Borrower. Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

                                7. MISCELLANEOUS

7.1 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

7.3 Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank (or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, or any third party acting on the Bank's behalf (collectively, the "Bank Affiliates")) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

7.4 Indemnification. The Borrower shall indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5 Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

7.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.9 Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Bank to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are paid in full and the Collateral is released.

7.10 Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

7.11 Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.12 Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any such notice shall be deemed duly received and effective (i) if delivered in hand to, or received by, any officer or agent of the Borrower or the Bank, upon such delivery or receipt, or (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Borrower or the Bank, two (2) business days after being so mailed. A party's proper address is that set forth for such party in this Agreement or such address as that party may from time to time hereafter designate by notice to the other party.

7.13 Governing Law. This Agreement has been executed or completed and/or is to be performed in California, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of California.

7.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.15 Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.16 Civil Code Section 2822. In the event that at any time, a surety is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under Section 2822 of the California Civil Code, to designate the portion of the obligations to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by the Bank rather than Borrower.

7.17 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

7.18 ARBITRATION. ARBITRATION. IN THE EVENT THAT THE JURY WAIVER SET FORTH ABOVE IS JUDICIALLY DETERMINED TO NOT BE PERMITTED BY LAW, THE PARTIES AGREE TO ATTEMPT IN GOOD FAITH TO RESOLVE ANY DISPUTES WHICH MAY ARISE AMONG THEM IN

CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR THE APPLICATION OR VALIDITY THEREOF. IN THE EVENT THAT ANY DISPUTE CANNOT BE SO RESOLVED, AND UNLESS THE RELIEF SOUGHT REQUIRES THE EXERCISE OF THE EQUITY POWERS OF A COURT OF COMPETENT JURISDICTION, SUCH DISPUTE SHALL BE SUBMITTED TO ARBITRATION. SUCH ARBITRATION PROCEEDINGS SHALL BE HELD IN THE COUNTY OF SANTA BARBARA, CALIFORNIA, IN ACCORDANCE WITH THE ARBITRATION PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE. ANY AWARD RENDERED IN ANY SUCH ARBITRATION PROCEEDINGS SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES HERETO, AND JUDGEMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

Executed as of MAY 2, 2005.

                                              Borrower:
                                              Silicon Sensors, Inc.


                                              By: /s/ RICHARD D. KURTZ
                                                  ------------------------------
                                                  Richard D. Kurtz,
                                                  Chief Executive Officer







Accepted: Pacific Capital Bank, N.A.


By: /s/ STEVE MADSEN
   ------------------------
Name: Steve Madsen
Title: Vice President

                   EXHIBIT A TO LOAN AND SECURITY AGREEMENT OF
                              SILICON SENORS, INC.


 1.      Subsidiaries:  None

 2.      Consolidations, Mergers and Acquisitions:  None

                    EXHIBIT B LOAN AND SECURITY AGREEMENT OF
                              SILICON SENORS, INC.


 1.      Liens:

         (a) Smithfield Fiduciary, LLC, acting as collateral agent on behalf of the other investors in connection with the private placement which closed on October 12, 2004, has a first priority security interest in all of the assets of Advanced Photonix, Inc., except as set forth in that certain Subordination and Intercreditor Agreement between Pacific Capital Bank, N.A. and Smithfield Fiduciary, LLC.

         (b) Robin Risser and Steven Williamson have a first priority security interest in all of the intellectual property of Michigan Acquisition Sub, LLC.

              (THE NETWORK OF PREFERRED COMMUNITY BANKS(SM) LOGO)

                                                            Loan No. 37512-37654

                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (this "Agreement") entered into as of MAY 2, 2005, between TEXAS OPTOELECTRONICS, INC., A TEXAS CORPORATION, with its chief executive office located at 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012 (the "Borrower") and Pacific Capital Bank, N.A., a national banking association, doing business as Santa Barbara Bank & Trust, with an address of c/o Loan Services, PO Box 60654, Santa Barbara, California 93160-0654 (the "Bank").

         FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

                                   1. THE LOAN

1.1 Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Silicon Detector Corporation and Photonic Detectors, Inc. in the original principal amount of $2,700,000.00 (the "Loan"). The Loan shall be evidenced by that certain Term Note, of even date herewith (the "Note") by Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Silicon Detector Corporation and Photonic Detectors, Inc. in favor of the Bank in the original principal amount of $2,700,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

                          2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2 Definitions. The following definitions shall apply:

         (a) "Code" shall mean the Uniform Commercial Code of California as amended from time to time.

         (b) "Collateral" shall mean all Borrower's present and future right, title and interest in and to any and all of the personal property of Borrower whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation:

                  (i)      accounts;

                  (ii)     chattel paper;

                  (iii)    goods;

                  (iv)     inventory;

                  (v)      equipment;

                  (vi)     farm products;

                  (vii)    instruments;

                  (viii)   investment property;

                  (ix)     documents;

                  (x)      commercial tort claims;

                  (xi)     deposit accounts;

                  (xii)    letter-of-credit rights;

                  (xiii)   general intangibles;

                  (xiv)    supporting obligations; and

                  (xv)     proceeds and products of the foregoing.

         (c) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (d) "Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (e) "Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

                All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3 Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4 Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5 Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of inventory, schedules of accounts and such other writings as the Bank may in its reasonable sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

2.6 Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7 Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives: (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8 Purchase Money Security Interests. To the extent Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a "first-in-first-out" basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9 Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any

Collateral is located, from the State, if any, where Borrower is organized and registered (as such terms are used in the Code), and the State where Borrower's chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other Person.

                        3. REPRESENTATIONS AND WARRANTIES

3.1 Organization and Qualification. Borrower is a duly organized and validly existing corporation under the laws of the State of its incorporation with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2 Subsidiaries. Borrower has no subsidiaries other than as disclosed in Schedule A attached hereto, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than as disclosed in Schedule A attached hereto, if any.

3.3 Corporate Records. Borrower's corporate charter, articles of organization or incorporation and all amendments thereto have been duly filed and are in proper order. All outstanding capital stock issued by the Borrower was and is properly issued and all books and records of the Borrower, including but not limited to its minute books, bylaws and books of account, are accurate and up to date and will be so maintained.

3.4 Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank hereby and those mortgages, deeds of trust, leases of personal property and security interests disclosed in Schedule B attached hereto.

3.5 Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6 Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by laws relating to the enforcement of creditors' rights.

3.7 Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8 Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9 Litigation. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10 Accounts and Contract Rights. All accounts arise out of legally enforceable and existing contracts, and represent unconditional and undisputed bona fide indebtedness by a Debtor, and are not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). No contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument, and no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or immediately upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

3.11 Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects. All accounts arise out of legally enforceable and existing contracts in accordance with their tenor, and upon the Borrower's acquisition of any interest in accounts, it shall in writing immediately notify the Bank thereof, specifically identifying the same as accounts, and, except for such accounts, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and the Collateral, other than inventory and equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). The Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12 Location of Collateral. Except for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all inventory and equipment only at locations specified in this Agreement or specified to the Bank in writing. The Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records or any of them to another state without giving the Bank at least thirty (30) days prior written notice thereof.

3.13 Third Parties. The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

3.14 Payment of Accounts. Each account or other item of Collateral, other than inventory and equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto. Upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

3.15 Notification of Damage. The Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence that would adversely affect the value of inventory, equipment or other Collateral.

3.16 Taxes. Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

3.17 Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

3.18 Environmental. As of the date hereof neither the Borrower nor any of Borrower's agents, employees or independent contractors (1) have caused or are aware of a release or threat of release of Hazardous Materials (as defined herein) on any of the premises or personal property owned or controlled by Borrower, or any abutting property, which could give rise to liability under any Environmental Law (as defined herein) or any other Federal, state or local law, rule or regulation; (2) have arranged for the transport of or transported any Hazardous Materials in a manner as to violate, or result in potential liabilities under, any Environmental Law; (3) have received any notice, order or demand from the Environmental Protection Agency or any other Federal, state or local agency under any Environmental Law; (4) have incurred any liability under any Environmental Law in connection with the mismanagement, improper disposal or release of Hazardous Materials; or (5) are aware of any inspection or investigation of any of the premises or personal property owned or controlled by Borrower or abutting property by any Federal, state or local agency for possible violations of any Environmental Law.

         To the best of Borrower's knowledge, no prior owner or tenant of any premises or property presently controlled or owned by Borrower committed or omitted any act which caused the release of Hazardous Materials on such premises or property which could give rise to a lien thereon by any Federal, state or local government. No notice or statement of claim or lien affecting any property or premises owned or controlled by Borrower has been recorded or filed in any public records by any Federal, state or local government for costs, penalties, fines or other charges as to such property.

         Borrower agrees to indemnify and hold Bank harmless from all liability, loss, cost, damage and expense, including attorney fees and costs of litigation, arising from any and all of its violations of any Environmental Law (including those arising from any lien by any Federal, state or local government arising from the presence of Hazardous Materials) or from the presence of Hazardous Materials located on or emanating from any of the premises owned or controlled by the Borrower. Borrower further agrees to reimburse Bank upon demand for any costs incurred by Bank in connection with the foregoing. Borrower agrees that its obligations hereunder shall be continuous and shall survive the repayment of all debts to Bank.

         The term "Hazardous Materials" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future Federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of remediation or prevention of releases of Hazardous Materials or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

                            4. AFFIRMATIVE COVENANTS

4.1 Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2 Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank's representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank's security interest in the Collateral. Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights are kept, and shall not remove such records to another state without giving the Bank at least thirty (30) days prior written notice thereof.

4.3 Financial Statements. Advanced Photonix, Inc. will furnish to Bank:

         (a) as soon as available to Advanced Photonix, Inc., but in any event within 45 days after the close of each quarterly period, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such quarter, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such quarter and prepared on a reviewed basis in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments;

         (b) as soon as available to Advanced Photonix, Inc., but in any event within 90 days after the close of each fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such year, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such year bearing the opinion of such Certified Public Accountants and prepared in accordance with generally accepted accounting principles, consistently applied, together with any so called management letter; and,

         (c) from time to time, such financial data and information about Advanced Photonix, Inc. as Bank may reasonably request.

4.4 Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5 Notice to Account Debtors. The Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, hereby authorizes the Bank to notify all or any of the Debtors of the Bank's security interest in the Borrower's accounts at the Borrower's expense.

4.6 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts. At the option of the Bank, all loan payments and fees will automatically be debited from the Borrower's primary operating account and all advances will automatically be credited to the Borrower's primary operating account.

4.7 Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8 Maintenance. Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. The Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.9 Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.10 Notification of Default. Upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall promptly give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.11 Notification of Material Litigation. Borrower will promptly notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

4.12 Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes ("Plan"), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended ("ERISA") or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation ("Pension Benefit Guaranty Corporation"), Borrower will (a) fund each Plan as required by the provisions of
Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and
(iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

                              5. NEGATIVE COVENANTS

5.1 Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

         (a)      Definitions. The following definitions shall apply to this
                  Section:

                  (i) "Capital Expenditures" ("CAPEX") shall mean for any period, all acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be for fixed assets under GAAP, consistently applied. Where an asset is acquired under a capital lease, the amount required to be capitalized shall be considered a capital expenditure during the first year of the lease.

                  (ii) "Combined Borrower(s)" shall mean Advanced Photonix, Inc. and each of its subsidiaries.

                  (iii) "Current Maturity of Long-Term Debt" ("CMLTD") shall mean, for any period, the current scheduled principal or capital lease payments required to be paid during the applicable period.

                  (iv) "Current Assets" shall mean current assets as defined under GAAP.

                  (v) "Current Liabilities" shall mean current liabilities as defined under GAAP.

                  (vi) "Distributions" shall mean all cash dividends to shareholders, and all cash distributions to shareholders of Subchapter S corporations, to partners of partnerships, to members of limited liability companies or to beneficiaries of trusts.

                  (vii) "Earnings" shall mean earnings as defined under GAAP.

                  (viii) "EBIT" shall mean, for any period, Earnings from continuing operations before payment of interest expense, federal, state and local income taxes, in each case for such period, computed and calculated in accordance with GAAP.

                  (ix) "EBITDA" shall mean, for any period, Earnings from continuing operations before payment of federal, state and local income taxes, plus Interest Expense, depreciation and amortization, in each case for such period, computed and calculated in accordance with GAAP.

                  (x) "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States.

                  (xi) "Indebtedness" shall mean (x) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, (y) all obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (z) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto.

                  (xii) "Intangible Assets" shall mean, as of the date of determination thereof, assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

                  (xiii) "Interest Expense" shall mean, for any period, ordinary, regular, recurring and continuing expenditures for interest on all borrowed money.

                  (xiv) "Subordinated Indebtedness" shall mean, as of the date of determination thereof, all Indebtedness which has been subordinated in writing to the obligations owing to the Bank on terms and conditions acceptable to the Bank.

                  (xv) "Effective Tangible Net Worth" shall mean, as of the date of determination thereof, Tangible Net Worth plus Subordinated Indebtedness.

                  (xvi) "Tangible Net Worth" shall mean, as of the date of determination thereof, total assets, excluding all Intangible Assets, less total liabilities.

                  (xvii) "Unfinanced CAPEX" shall mean, for any period, Capital Expenditures less new long-term Indebtedness issued during such period to fund the Capital Expenditures.

         (b) Current Ratio. The Combined Borrower's shall not permit the ratio of its Current Assets to Current Liabilities to be less than 1.25 to 1.00, tested quarterly.

         (c) Debt to Effective Tangible Net Worth. The Combined Borrower's shall not permit the ratio of its Indebtedness minus Subordinated Indebtedness to Effective Tangible Net Worth to be greater than 2.00 to 1.00, tested quarterly.

         (d) Free Cash Flow. The Combined Borrower's shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions and Unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than 1.25 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (e) EBIT to Interest Expense. The Combined Borrower's shall not permit the ratio of its EBIT to Interest Expense to be less than 2.00 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (f) No additional revolving or term debt without Bank's concurrence.

         (g) Balance on initial Note to Smithfield Fiduciary, LLC, Iroquois Capital, LP, Bluegrass Growth Fund, LP and Bluegrass Growth Fund, Ltd to be no greater than $5,000,000.00 in the aggregate principal amount.

         (h)      No consecutive quarter losses.

         (i) Intercreditor Agreement executed by Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation, Photonic Detectors Inc., and Smithfield Fiduciary, LLC to subordinate $6,000,000.00 in Smithfield Fiduciary, LLC debt to Santa Barbara Bank & Trust.

         (j) Subsequent to closing, possibly within 24 hours, Michigan Acquisition Sub, LLC will be replaced as Co-Borrower with Picometrix, LLC.

         (k) Prior to funding the loan, the merger of Picotronix, Inc., dba Picometrix, Inc., into Michigan Acquisition Sub, LLC must be completed.

5.2 Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business.

5.3 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent unless such transfer shall not result in change in control of Borrower.

5.4 Loans or Advances. Borrower shall not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.5 Dividends and Distributions. Borrower shall not, without prior written consent of the Bank, pay any dividends on or make any distribution except to any Combined Borrower on account of any class of Borrower's capital stock in cash or in property (other than additional shares of such stock), or redeem, purchase or otherwise acquire, directly or indirectly, any of such stock, except, so long as Borrower is not in default hereunder.

5.6 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person, except for any Combined Borrower. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity.

5.7 Merger. Borrower will not merge or consolidate or be merged or consolidated with or into any other entity.

5.8 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

5.9 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event, except in the ordinary and usual course of business, shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.10 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral. Borrower shall not agree with any person other than the Bank to not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral.

5.11 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.12 Change of Name. Borrower shall not change its legal name or the State of its organization, without giving the Bank at least 30 days prior written notice thereof.

                                   6. DEFAULT

6.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events:

         (a) default of any liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 10 days with respect to the payment of money or continuing for 30 days with respect to any other default;

         (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

         (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

         (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false in any material respect when made;

         (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

         (f) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC ss.101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

         (g) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

         (h) a judgement or judgements for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgement shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

         (i) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

         (j) the termination or revocation of any guaranty of the Obligations; or

         (k) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its reasonable sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2 Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

         The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Borrower hereby irrevocably waives the benefits of all such laws. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

6.3 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for its own gross negligence or willful misconduct. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower or any guarantor or surety to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

6.4 Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.5 Reassignment to Borrower. Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

                                7. MISCELLANEOUS

7.1 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

7.3 Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank (or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, or any third party acting on the Bank's behalf (collectively, the "Bank Affiliates")) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

7.4 Indemnification. The Borrower shall indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5 Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

7.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.9 Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Bank to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are paid in full and the Collateral is released.

7.10 Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

7.11 Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.12 Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any such notice shall be deemed duly received and effective (i) if delivered in hand to, or received by, any officer or agent of the Borrower or the Bank, upon such delivery or receipt, or (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Borrower or the Bank, two (2) business days after being so mailed. A party's proper address is that set forth for such party in this Agreement or such address as that party may from time to time hereafter designate by notice to the other party.

7.13 Governing Law. This Agreement has been executed or completed and/or is to be performed in California, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of California.

7.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.15 Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.16 Civil Code Section 2822. In the event that at any time, a surety is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under Section 2822 of the California Civil Code, to designate the portion of the obligations to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by the Bank rather than Borrower.

7.17 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

7.18 ARBITRATION. ARBITRATION. IN THE EVENT THAT THE JURY WAIVER SET FORTH ABOVE IS JUDICIALLY DETERMINED TO NOT BE PERMITTED BY LAW, THE PARTIES AGREE TO ATTEMPT IN GOOD FAITH TO RESOLVE ANY DISPUTES WHICH MAY ARISE AMONG THEM IN

CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR THE APPLICATION OR VALIDITY THEREOF. IN THE EVENT THAT ANY DISPUTE CANNOT BE SO RESOLVED, AND UNLESS THE RELIEF SOUGHT REQUIRES THE EXERCISE OF THE EQUITY POWERS OF A COURT OF COMPETENT JURISDICTION, SUCH DISPUTE SHALL BE SUBMITTED TO ARBITRATION. SUCH ARBITRATION PROCEEDINGS SHALL BE HELD IN THE COUNTY OF SANTA BARBARA, CALIFORNIA, IN ACCORDANCE WITH THE ARBITRATION PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE. ANY AWARD RENDERED IN ANY SUCH ARBITRATION PROCEEDINGS SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES HERETO, AND JUDGEMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

Executed as of MAY 2, 2005.

                                                   Borrower:
                                                   Texas Optoelectronics, Inc.


                                                   By: /s/ RICHARD D. KURTZ
                                                      --------------------------
                                                      Richard D. Kurtz,
                                                      Chief Executive Officer







Accepted: Pacific Capital Bank, N.A.


By: /s/ STEVE MADSEN
    ------------------------
Name: Steve Madsen
Title: Vice President

                   EXHIBIT A TO LOAN AND SECURITY AGREEMENT OF
                           TEXAS OPTOELECTRONICS, INC.


 1.      Subsidiaries:  None

 2.      Consolidations, Mergers and Acquisitions:  None

                    EXHIBIT B LOAN AND SECURITY AGREEMENT OF
                           TEXAS OPTOELECTRONICS, INC.


1.       Liens:

         (a) Smithfield Fiduciary, LLC, acting as collateral agent on behalf of the other investors in connection with the private placement which closed on October 12, 2004, has a first priority security interest in all of the assets of Advanced Photonix, Inc., except as set forth in that certain Subordination and Intercreditor Agreement between Pacific Capital Bank, N.A. and Smithfield Fiduciary, LLC.

         (b) Robin Risser and Steven Williamson have a first priority security interest in all of the intellectual property of Michigan Acquisition Sub, LLC.

              (THE NETWORK OF PREFERRED COMMUNITY BANKS(SM) LOGO)


                                                            Loan No. 37512-37654

                          LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (this "Agreement") entered into as of MAY 2, 2005, between MICHIGAN ACQUISITION SUB, LLC, A DELAWARE LIMITED LIABILITY COMPANY, with its chief executive office located at 2925 BOARDWALK, ANN ARBOR, MICHIGAN 48104 (the "Borrower") and Pacific Capital Bank, N.A., a national banking association, doing business as Santa Barbara Bank & Trust, with an address of c/o Loan Services, PO Box 60654, Santa Barbara, California 93160-0654 (the "Bank").

         FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

                                   1. THE LOAN

1.1 Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Texas Optoelectronics, Inc. Silicon Detector Corporation and Photonic Detectors, Inc. and Borrower in the original principal amount of $2,700,000.00 (the "Loan"). The Loan shall be evidenced by that certain Term Note, of even date herewith (the "Note") by the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Texas Optoelectronics, Inc. Silicon Detector Corporation and Photonic Detectors, Inc. in favor of the Bank in the original principal amount of $2,700,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

                          2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2 Definitions. The following definitions shall apply:

         (a) "Code" shall mean the Uniform Commercial Code of California as amended from time to time.

         (b) "Collateral" shall mean all Borrower's present and future right, title and interest in and to any and all of the personal property of Borrower whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation:

                  (i)      accounts;

                  (ii)     chattel paper;

                  (iii)    goods;

                  (iv)     inventory;

                  (v)      equipment;

                  (vi)     farm products;

                  (vii)    instruments;

                  (viii)   investment property;

                  (ix)     documents;

                  (x)      commercial tort claims;

                  (xi)     deposit accounts;

                  (xii)    letter-of-credit rights;

                  (xiii) general intangibles including but not limited to trademark & patents;

                  (xiv)    supporting obligations; and

                  (xv)     proceeds and products of the foregoing.

         (c) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (d) "Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (e) "Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

         All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3 Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4 Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5 Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of inventory, schedules of accounts and such other writings as the Bank may in its reasonable sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

2.6 Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7 Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives: (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8 Purchase Money Security Interests. To the extent Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a "first-in-first-out" basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9 Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any

Collateral is located, from the State, if any, where Borrower is organized and registered (as such terms are used in the Code), and the State where Borrower's chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other Person.

                        3. REPRESENTATIONS AND WARRANTIES

3.1 Organization and Qualification. Borrower is a duly organized and validly existing limited liability company under the laws of the State of its formation, with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2 Subsidiaries. Borrower has no subsidiaries other than as disclosed in Schedule A attached hereto, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than as disclosed in Schedule A attached hereto, if any.

3.3 Limited Liability Company Records. Borrower's certificate of organization, articles of organization or other charter document and all amendments thereto have been duly filed and are in proper order. All members of the Borrower are properly reflected on all books and records of the Borrower, including but not limited to its operating agreement, minute books, bylaws and books of account, all of which are accurate and up to date and will be so maintained.

3.4 Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank hereby and those mortgages, deeds of trust, leases of personal property and security interests disclosed in Schedule B attached hereto.

3.5 Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6 Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by equity or laws relating to the enforcement of creditors' rights.

3.7 Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8 Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9 Litigation. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10 Accounts and Contract Rights. All accounts arise out of legally enforceable and existing contracts, and represent unconditional and undisputed bona fide indebtedness by a Debtor, and are not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). No contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument, and no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or immediately upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

3.11 Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects. All accounts arise out of legally enforceable and existing contracts in accordance with their tenor, and upon the Borrower's acquisition of any interest in accounts, it shall in writing immediately notify the Bank thereof, specifically identifying the same as accounts, and, except for such accounts, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and the Collateral, other than inventory and equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). The Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12 Location of Collateral. Except for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all inventory and equipment only at locations specified in this Agreement or specified to the Bank in writing. The Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records or any of them to another state without giving the Bank at least thirty (30) days prior written notice thereof.

3.13 Third Parties. The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

3.14 Payment of Accounts. Each account or other item of Collateral, other than inventory and equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto. Upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

3.15 Notification of Damage. The Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence that would adversely affect the value of inventory, equipment or other Collateral.

3.16 Taxes. Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

3.17 Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

3.18 Environmental. As of the date hereof neither the Borrower nor any of Borrower's agents, employees or independent contractors (1) have caused or are aware of a release or threat of release of Hazardous Materials (as defined herein) on any of the premises or personal property owned or controlled by Borrower, or any abutting property, which could give rise to liability under any Environmental Law (as defined herein) or any other Federal, state or local law, rule or regulation; (2) have arranged for the transport of or transported any Hazardous Materials in a manner as to violate, or result in potential liabilities under, any Environmental Law; (3) have received any notice, order or demand from the Environmental Protection Agency or any other Federal, state or local agency under any Environmental Law; (4) have incurred any liability under any Environmental Law in connection with the mismanagement, improper disposal or release of Hazardous Materials; or (5) are aware of any inspection or investigation of any of the premises or personal property owned or controlled by Borrower or abutting property by any Federal, state or local agency for possible violations of any Environmental Law.

         To the best of Borrower's knowledge, no prior owner or tenant of any premises or property presently controlled or owned by Borrower committed or omitted any act which caused the release of Hazardous Materials on such premises or property which could give rise to a lien thereon by any Federal, state or local government. No notice or statement of claim or lien affecting any property or premises owned or controlled by Borrower has been recorded or filed in any public records by any Federal, state or local government for costs, penalties, fines or other charges as to such property.

         Borrower agrees to indemnify and hold Bank harmless from all liability, loss, cost, damage and expense, including attorney fees and costs of litigation, arising from any and all of its violations of any Environmental Law (including those arising from any lien by any Federal, state or local government arising from the presence of Hazardous Materials) or from the presence of Hazardous Materials located on or emanating from any of the premises owned or controlled by the Borrower. Borrower further agrees to reimburse Bank upon demand for any costs incurred by Bank in connection with the foregoing. Borrower agrees that its obligations hereunder shall be continuous and shall survive the repayment of all debts to Bank.

         The term "Hazardous Materials" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future Federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of remediation or prevention of releases of Hazardous Materials or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

                            4. AFFIRMATIVE COVENANTS

4.1 Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2 Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank's representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank's security interest in the Collateral. Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights are kept, and shall not remove such records to another state without giving the Bank at least thirty (30) days prior written notice thereof.

4.3 Financial Statements. Advanced Photonix, Inc. will furnish to Bank:

         (a) as soon as available to Advanced Photonix, Inc., but in any event within 45 days after the close of each quarterly period, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such quarter, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such quarter and prepared on a reviewed basis in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments;

         (b) as soon as available to Advanced Photonix, Inc., but in any event within 90 days after the close of each fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such year, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such year bearing the opinion of such Certified Public Accountants and prepared in accordance with generally accepted accounting principles, consistently applied, together with any so called management letter; and,

         (c) from time to time, such financial data and information about Advanced Photonix, Inc. as Bank may reasonably request.

4.4 Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5 Notice to Account Debtors. The Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, hereby authorizes the Bank to notify all or any of the Debtors of the Bank's security interest in the Borrower's accounts at the Borrower's expense.

4.6 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts. At the option of the Bank, all loan payments and fees will automatically be debited from the Borrower's primary operating account and all advances will automatically be credited to the Borrower's primary operating account.

4.7 Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8 Maintenance. Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. The Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.9 Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.10 Notification of Default. Upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall promptly give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.11 Notification of Material Litigation. Borrower will promptly notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

4.12 Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes ("Plan"), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended ("ERISA") or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation ("Pension Benefit Guaranty Corporation"), Borrower will (a) fund each Plan as required by the provisions of
Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and
(iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

                              5. NEGATIVE COVENANTS

5.1 Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

         (a)      Definitions. The following definitions shall apply to this
                  Section:

                  (i) "Capital Expenditures" ("CAPEX") shall mean for any period, all acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be for fixed assets under GAAP, consistently applied. Where an asset is acquired under a capital lease, the amount required to be capitalized shall be considered a capital expenditure during the first year of the lease.

                  (ii) "Combined Borrower(s)" shall mean Advanced Photonix, Inc. and each of its subsidiaries.

                  (iii) "Current Maturity of Long-Term Debt" ("CMLTD") shall mean, for any period, the current scheduled principal or capital lease payments required to be paid during the applicable period.

                  (iv) "Current Assets" shall mean current assets as defined under GAAP.

                  (v) "Current Liabilities" shall mean current liabilities as defined under GAAP.

                  (vi) "Distributions" shall mean all cash dividends to shareholders, and all cash distributions to shareholders of Subchapter S corporations, to partners of partnerships, to members of limited liability companies or to beneficiaries of trusts.

                  (vii) "Earnings" shall mean earnings as defined under GAAP.

                  (viii) "EBIT" shall mean, for any period, Earnings from continuing operations before payment of interest expense, federal, state and local income taxes, in each case for such period, computed and calculated in accordance with GAAP.

                  (ix) "EBITDA" shall mean, for any period, Earnings from continuing operations before payment of federal, state and local income taxes, plus Interest Expense, depreciation and amortization, in each case for such period, computed and calculated in accordance with GAAP.

                  (x) "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States.

                  (xi) "Indebtedness" shall mean (x) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, (y) all obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (z) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto.

                  (xii) "Intangible Assets" shall mean, as of the date of determination thereof, assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

                  (xiii) "Interest Expense" shall mean, for any period, ordinary, regular, recurring and continuing expenditures for interest on all borrowed money.

                  (xiv) "Subordinated Indebtedness" shall mean, as of the date of determination thereof, all Indebtedness which has been subordinated in writing to the obligations owing to the Bank on terms and conditions acceptable to the Bank.

                  (xv) "Effective Tangible Net Worth" shall mean, as of the date of determination thereof, Tangible Net Worth plus Subordinated Indebtedness.

                  (xvi) "Tangible Net Worth" shall mean, as of the date of determination thereof, total assets, excluding all Intangible Assets, less total liabilities.

                  (xvii) "Unfinanced CAPEX" shall mean, for any period, Capital Expenditures less new long-term Indebtedness issued during such period to fund the Capital Expenditures.

         (b) Current Ratio. The Combined Borrower's shall not permit the ratio of its Current Assets to Current Liabilities to be less than 1.25 to 1.00, tested quarterly.

         (c) Debt to Effective Tangible Net Worth. The Combined Borrower's shall not permit the ratio of its Indebtedness minus Subordinated Indebtedness to Effective Tangible Net Worth to be greater than 2.00 to 1.00, tested quarterly.

         (d) Free Cash Flow. The Combined Borrower's shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions and Unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than 1.25 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (e) EBIT to Interest Expense. The Combined Borrower's shall not permit the ratio of its EBIT to Interest Expense to be less than 2.00 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (f) No additional revolving or term debt without Bank's concurrence.

         (g) Balance on initial Note to Smithfield Fiduciary, LLC, Iroquois Capital, LP, Bluegrass Growth Fund, LP, and Bluegrass Growth Fund, Ltd, to be no greater than $5,000,000.00 in the aggregate principal amount.

         (h)      No consecutive quarter losses.

         (i) Intercreditor Agreement executed by Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation, Photonic Detectors Inc., and Smithfield Fiduciary, LLC to subordinate $6,000,000.00 in Smithfield Fiduciary, LLC debt to Santa Barbara Bank & Trust.

         (j) Subsequent to closing, possibly within 24 hours, Michigan Acquisition Sub, LLC will be replaced as Co-Borrower with Picometrix, LLC.

         (k) Prior to funding the loan, the merger of Picotronix, Inc., dba Picometrix, Inc., into Michigan Acquisition Sub, LLC must be completed.

5.2 Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business.

5.3 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent unless such transfer shall not result in change in control of Borrower.

5.4 Loans or Advances. Borrower shall not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its members, officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.5 Dividends and Distributions. Borrower shall not, without prior written consent of the Bank, pay any dividends on or make any distribution except to any Combined Borrower on account of any class of Borrower's capital stock in cash or in property (other than additional shares of such stock), or redeem, purchase or otherwise acquire, directly or indirectly, any of such stock, except, so long as Borrower is not in default hereunder.

5.6 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person, except for any Combined Borrower. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity.

5.7 Merger. Borrower shall not merge or consolidate or be merged or consolidated with or into any other entity.

5.8 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

5.9 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event, except in the ordinary and usual course of business, shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.10 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral. Borrower shall not agree with any person other than the Bank to not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral.

5.11 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.12 Change of Name. Borrower shall not change its legal name or the State of its organization, without giving the Bank at least 30 days prior written notice thereof.

                                   6. DEFAULT

6.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events:

         (a) default of any liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 10 days with respect to the payment of money or continuing for 30 days with respect to any other default;

         (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

         (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

         (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false in any material respect when made;

         (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

         (f) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC ss.101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of trust mortgage for the benefit of creditors;

         (g) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

         (h) a judgement or judgements for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgement shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

         (i) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

         (j) the termination or revocation of any guaranty of the Obligations; or

         (k) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its reasonable sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2 Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

         The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Borrower hereby irrevocably waives the benefits of all such laws. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

6.3 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for its own gross negligence or willful misconduct. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower or any guarantor or surety to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

6.4 Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.5 Reassignment to Borrower. Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

                                7. MISCELLANEOUS

7.1 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

7.3 Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank (or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, or any third party acting on the Bank's behalf (collectively, the "Bank Affiliates")) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

7.4 Indemnification. The Borrower shall indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5 Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

7.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.9 Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Bank to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are paid in full and the Collateral is released.

7.10 Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

7.11 Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.12 Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any such notice shall be deemed duly received and effective (i) if delivered in hand to, or received by, any officer or agent of the Borrower or the Bank, upon such delivery or receipt, or (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Borrower or the Bank, two (2) business days after being so mailed. A party's proper address is that set forth for such party in this Agreement or such address as that party may from time to time hereafter designate by notice to the other party.

7.13 Governing Law. This Agreement has been executed or completed and/or is to be performed in California, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of California.

7.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.15 Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.16 Civil Code Section 2822. In the event that at any time, a surety is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under Section 2822 of the California Civil Code, to designate the portion of the obligations to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by the Bank rather than Borrower.

7.17 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

7.18 ARBITRATION. ARBITRATION. IN THE EVENT THAT THE JURY WAIVER SET FORTH ABOVE IS JUDICIALLY DETERMINED TO NOT BE PERMITTED BY LAW, THE PARTIES AGREE TO ATTEMPT IN GOOD FAITH TO RESOLVE ANY DISPUTES WHICH MAY ARISE AMONG THEM IN

CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR THE APPLICATION OR VALIDITY THEREOF. IN THE EVENT THAT ANY DISPUTE CANNOT BE SO RESOLVED, AND UNLESS THE RELIEF SOUGHT REQUIRES THE EXERCISE OF THE EQUITY POWERS OF A COURT OF COMPETENT JURISDICTION, SUCH DISPUTE SHALL BE SUBMITTED TO ARBITRATION. SUCH ARBITRATION PROCEEDINGS SHALL BE HELD IN THE COUNTY OF SANTA BARBARA, CALIFORNIA, IN ACCORDANCE WITH THE ARBITRATION PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE. ANY AWARD RENDERED IN ANY SUCH ARBITRATION PROCEEDINGS SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES HERETO, AND JUDGEMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

Executed as of MAY 2, 2005.

                                   Borrower:
                                   Michigan Acquisition Sub, LLC

                                   By: Advanced Photonix, Inc., Member


                                   By: /s/ RICHARD D. KURTZ
                                       -----------------------------------------
                                       Richard D. Kurtz,
                                       Chief Executive Officer







Accepted: Pacific Capital Bank, N.A.


By: /s/ STEVE MADSEN
   -----------------------------
Name: Steve Madsen
Title: Vice President

                   EXHIBIT A TO LOAN AND SECURITY AGREEMENT OF
                          MICHIGAN ACQUISITION SUB, LLC


 1.      Subsidiaries:  None

 2.      Consolidations, Mergers and Acquisitions:

         (a) The acquisition of Picotronix, Inc. by way of the merger of Picotronix, Inc. with and into Michigan Acquisition Sub, LLC, a wholly-owned subsidiary of Advanced Photonix, Inc.

                    EXHIBIT B LOAN AND SECURITY AGREEMENT OF
                          MICHIGAN ACQUISITION SUB, LLC


 1.      Liens:

         (a) Smithfield Fiduciary, LLC, acting as collateral agent on behalf of the other investors in connection with the private placement which closed on October 12, 2004, has a first priority security interest in all of the assets of Advanced Photonix, Inc., except as set forth in that certain Subordination and Intercreditor Agreement between Pacific Capital Bank, N.A. and Smithfield Fiduciary, LLC.

         (b) Robin Risser and Steven Williamson have a first priority security interest in all of the intellectual property of Michigan Acquisition Sub, LLC.

              (THE NETWORK OF PREFERRED COMMUNITY BANKS(SM) LOGO)

                                                            Loan No. 37512-37654

                          LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (this "Agreement") entered into as of MAY 2, 2005, between SILICON DETECTOR CORPORATION, A CALIFORNIA CORPORATION, with its chief executive office located at 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012 (the "Borrower") and Pacific Capital Bank, N.A., a national banking association, doing business as Santa Barbara Bank & Trust, with an address of c/o Loan Services, PO Box 60654, Santa Barbara, California 93160-0654 (the "Bank").

         FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

                                   1. THE LOAN

1.1 Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., and Photonic Detectors, Inc. in the original principal amount of $2,700,000.00 (the "Loan"). The Loan shall be evidenced by that certain Term Note, of even date herewith (the "Note") by the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., and Photonic Detectors, Inc. in favor of the Bank in the original principal amount of $2,700,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

                          2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2 Definitions. The following definitions shall apply:

         (a) "Code" shall mean the Uniform Commercial Code of California as amended from time to time.

         (b) "Collateral" shall mean all Borrower's present and future right, title and interest in and to any and all of the personal property of Borrower whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation:

                  (i)      accounts;



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                  (ii)     chattel paper;

                  (iii)    goods;

                  (iv)     inventory;

                  (v)      equipment;

                  (vi)     farm products;

                  (vii)    instruments;

                  (viii)   investment property;

                  (ix)     documents;

                  (x)      commercial tort claims;

                  (xi)     deposit accounts;

                  (xii)    letter-of-credit rights;

                  (xiii)   general intangibles;

                  (xiv)    supporting obligations; and

                  (xv)     proceeds and products of the foregoing.

         (c) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (d) "Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (e) "Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

         All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3 Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of

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inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4 Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5 Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of inventory, schedules of accounts and such other writings as the Bank may in its reasonable sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

2.6 Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7 Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives: (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8 Purchase Money Security Interests. To the extent Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a "first-in-first-out" basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9 Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any


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Collateral is located, from the State, if any, where Borrower is organized and registered (as such terms are used in the Code), and the State where Borrower's chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other Person.

                        3. REPRESENTATIONS AND WARRANTIES

3.1 Organization and Qualification. Borrower is a duly organized and validly existing corporation under the laws of the State of its incorporation with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2 Subsidiaries. Borrower has no subsidiaries other than as disclosed in Schedule A attached hereto, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than as disclosed in Schedule A attached hereto, if any.

3.3 Corporate Records. Borrower's corporate charter, articles of organization or incorporation and all amendments thereto have been duly filed and are in proper order. All outstanding capital stock issued by the Borrower was and is properly issued and all books and records of the Borrower, including but not limited to its minute books, bylaws and books of account, are accurate and up to date and will be so maintained.

3.4 Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank hereby and those mortgages, deeds of trust, leases of personal property and security interests disclosed in Schedule B attached hereto.

3.5 Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6 Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by laws relating to the enforcement of creditors' rights.

3.7 Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8 Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9 Litigation. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10 Accounts and Contract Rights. All accounts arise out of legally enforceable and existing contracts, and represent unconditional and undisputed bona fide indebtedness by a Debtor, and are not and will not be subject to any discount (except such cash or trade discount as may be shown on any

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invoice, contract or other writing delivered to the Bank). No contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument, and no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or immediately upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

3.11 Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects. All accounts arise out of legally enforceable and existing contracts in accordance with their tenor, and upon the Borrower's acquisition of any interest in accounts, it shall in writing immediately notify the Bank thereof, specifically identifying the same as accounts, and, except for such accounts, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and the Collateral, other than inventory and equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). The Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12 Location of Collateral. Except for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all inventory and equipment only at locations specified in this Agreement or specified to the Bank in writing. The Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records or any of them to another state without giving the Bank at least thirty (30) days prior written notice thereof.

3.13 Third Parties. The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

3.14 Payment of Accounts. Each account or other item of Collateral, other than inventory and equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto. Upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

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3.15 Notification of Damage. The Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence that would adversely affect the value of inventory, equipment or other Collateral.

3.16 Taxes. Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

3.17 Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

3.18 Environmental. As of the date hereof neither the Borrower nor any of Borrower's agents, employees or independent contractors (1) have caused or are aware of a release or threat of release of Hazardous Materials (as defined herein) on any of the premises or personal property owned or controlled by Borrower, or any abutting property, which could give rise to liability under any Environmental Law (as defined herein) or any other Federal, state or local law, rule or regulation; (2) have arranged for the transport of or transported any Hazardous Materials in a manner as to violate, or result in potential liabilities under, any Environmental Law; (3) have received any notice, order or demand from the Environmental Protection Agency or any other Federal, state or local agency under any Environmental Law; (4) have incurred any liability under any Environmental Law in connection with the mismanagement, improper disposal or release of Hazardous Materials; or (5) are aware of any inspection or investigation of any of the premises or personal property owned or controlled by Borrower or abutting property by any Federal, state or local agency for possible violations of any Environmental Law.

         To the best of Borrower's knowledge, no prior owner or tenant of any premises or property presently controlled or owned by Borrower committed or omitted any act which caused the release of Hazardous Materials on such premises or property which could give rise to a lien thereon by any Federal, state or local government. No notice or statement of claim or lien affecting any property or premises owned or controlled by Borrower has been recorded or filed in any public records by any Federal, state or local government for costs, penalties, fines or other charges as to such property.

         Borrower agrees to indemnify and hold Bank harmless from all liability, loss, cost, damage and expense, including attorney fees and costs of litigation, arising from any and all of its violations of any Environmental Law (including those arising from any lien by any Federal, state or local government arising from the presence of Hazardous Materials) or from the presence of Hazardous Materials located on or emanating from any of the premises owned or controlled by the Borrower. Borrower further agrees to reimburse Bank upon demand for any costs incurred by Bank in connection with the foregoing. Borrower agrees that its obligations hereunder shall be continuous and shall survive the repayment of all debts to Bank.

         The term "Hazardous Materials" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future Federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of remediation or prevention

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of releases of Hazardous Materials or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

                            4. AFFIRMATIVE COVENANTS

4.1 Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2 Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank's representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank's security interest in the Collateral. Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights are kept, and shall not remove such records to another state without giving the Bank at least thirty (30) days prior written notice thereof.

4.3 Financial Statements. Advanced Photonix, Inc. will furnish to Bank:

         (a) as soon as available to Advanced Photonix, Inc., but in any event within 45 days after the close of each quarterly period, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such quarter, and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such quarter, prepared on a reviewed basis in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments;

         (b) as soon as available to Advanced Photonix, Inc., but in any event within 90 days after the close of each fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such year and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such year, bearing the opinion of such certified public accountants and prepared on an audited basis in accordance with generally accepted accounting principles, consistently applied together with any so-called management letter;

         (c) from time to time, such financial data and information about Advanced Photonix, Inc. as Bank may reasonably request; and


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4.4 Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5 Notice to Account Debtors. The Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, hereby authorizes the Bank to notify all or any of the Debtors of the Bank's security interest in the Borrower's accounts at the Borrower's expense.

4.6 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts. At the option of the Bank, all loan payments and fees will automatically be debited from the Borrower's primary operating account and all advances will automatically be credited to the Borrower's primary operating account.

4.7 Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8 Maintenance. Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. The Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.9 Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least Thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.10 Notification of Default. Upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall promptly give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.11 Notification of Material Litigation. Borrower will promptly notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or

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threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

4.12 Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes ("Plan"), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended ("ERISA") or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation ("Pension Benefit Guaranty Corporation"), Borrower will (a) fund each Plan as required by the provisions of
Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and
(iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

                              5. NEGATIVE COVENANTS

5.1 Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

         (a)      Definitions. The following definitions shall apply to this
                  Section:

                  (i) "Capital Expenditures" ("CAPEX") shall mean for any period, all acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be for fixed assets under GAAP, consistently applied. Where an asset is acquired under a capital lease, the amount required to be capitalized shall be considered a capital expenditure during the first year of the lease.

                  (ii) "Combined Borrower(s)" shall mean Advanced Photonix, Inc. and each of its subsidiaries.

                  (iii) "Current Maturity of Long-Term Debt" ("CMLTD") shall mean, for any period, the current scheduled principal or capital lease payments required to be paid during the applicable period.

                  (iv) "Current Assets" shall mean current assets as defined under GAAP.

                  (v) "Current Liabilities" shall mean current liabilities as defined under GAAP.

                  (vi) "Distributions" shall mean all cash dividends to shareholders, and all cash distributions to shareholders of Subchapter S corporations, to partners of partnerships, to members of limited liability companies or to beneficiaries of trusts.

                  (vii) "Earnings" shall mean earnings as defined under GAAP.

                  (viii) "EBIT" shall mean, for any period, Earnings from continuing operations before payment of interest expense, federal, state and local income taxes, in each case for such period, computed and calculated in accordance with GAAP.

                  (ix) "EBITDA" shall mean, for any period, Earnings from continuing operations before payment of federal, state and local income taxes, plus Interest Expense, depreciation and amortization, in each case for such period, computed and calculated in accordance with GAAP.

                  (x) "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States.

                  (xi) "Indebtedness" shall mean (x) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, (y) all obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (z) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto.

                  (xii) "Intangible Assets" shall mean, as of the date of determination thereof, assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

                  (xiii) "Interest Expense" shall mean, for any period, ordinary, regular, recurring and continuing expenditures for interest on all borrowed money.

                  (xiv) "Subordinated Indebtedness" shall mean, as of the date of determination thereof, all Indebtedness which has been subordinated in writing to the obligations owing to the Bank on terms and conditions acceptable to the Bank.

                  (xv) "Effective Tangible Net Worth" shall mean, as of the date of determination thereof, Tangible Net Worth plus Subordinated Indebtedness.

                  (xvi) "Tangible Net Worth" shall mean, as of the date of determination thereof, total assets, excluding all Intangible Assets, less total liabilities.

                  (xvii) "Unfinanced CAPEX" shall mean, for any period, Capital Expenditures less new long-term Indebtedness issued during such period to fund the Capital Expenditures.

         (b) Current Ratio. The Combined Borrower's shall not permit the ratio of its Current Assets to Current Liabilities to be less than 1.25 to 1.00, tested quarterly.

         (c) Debt to Effective Tangible Net Worth. The Combined Borrower's shall not permit the ratio of its Indebtedness minus Subordinated Indebtedness to Effective Tangible Net Worth to be greater than 2.00 to 1.00, tested quarterly.

         (d) Free Cash Flow. The Combined Borrower's shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions and Unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than 1.25 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (e) EBIT to Interest Expense. The Combined Borrower's shall not permit the ratio of its EBIT to Interest Expense to be less than 2.00 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (f) No additional revolving or term debt without Bank's concurrence.

         (g) Balance on initial Note to Smithfield Fiduciary, LLC, Iroquois Capital, LP, Bluegrass Growth Fund, LP, and Bluegrass Growth Fund, Ltd, to be no greater than $5,000,000.00 in the aggregate principal amount.

         (h)      No consecutive quarter losses.

         (i) Intercreditor Agreement executed by Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation, Photonic Detectors Inc., and Smithfield Fiduciary, LLC to subordinate $6,000,000.00 in Smithfield Fiduciary, LLC debt to Santa Barbara Bank & Trust.

         (j) Subsequent to closing, possibly within 24 hours, Michigan Acquisition Sub, LLC will replaced as Co-Borrower with Picometrix, LLC.

         (k) Prior to funding the loan, the merger of Picotronix, Inc., dba Picometrix, Inc., into Michigan Acquisition Sub, LLC must be completed.

5.2 Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business.

5.3 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent unless such transfer shall not result in change in control of Borrower.

5.4 Loans or Advances. Borrower shall not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.5 Dividends and Distributions. Borrower shall not, without prior written consent of the Bank, pay any dividends on or make any distribution except to any Combined Borrower on account of any class of Borrower's capital stock in cash or in property (other than additional shares, of such stock), or redeem, purchase or otherwise acquire, directly or indirectly, any of such stock, except, so long as Borrower is not in default hereunder.

5.6 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person, except for any Combined Borrower. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity

5.7 Merger. Borrower will not merge or consolidate or be merged or consolidated with or into any other entity.

5.8 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

5.9 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event, except in the ordinary and usual course of business, shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.10 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral. Borrower shall not agree with any person other than the Bank to not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral.

5.11 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.12 Change of Name. Borrower shall not change its legal name or the State of its organization, without giving the Bank at least 30 days prior written notice thereof.

                                   6. DEFAULT

6.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events:

         (a) default of any liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 10 days with respect to the payment of money or continuing for 30 days with respect to any other default;

         (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

         (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

         (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false in any material respect when made;

         (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

         (f) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC ss.101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

         (g) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

         (h) a judgement or judgements for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgement shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

         (i) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

         (j) the termination or revocation of any guaranty of the Obligations; or

         (k) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its reasonable sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2 Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

         The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Borrower hereby irrevocably waives the benefits of all such laws. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

6.3 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for its own gross negligence or willful misconduct. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower or any guarantor or surety to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

6.4 Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.5 Reassignment to Borrower. Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

                                7. MISCELLANEOUS

7.1 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

7.3 Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank (or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, or any third party acting on the Bank's behalf (collectively, the "Bank Affiliates")) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment and performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

7.4 Indemnification. The Borrower shall indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5 Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

7.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.9 Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Bank to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are paid in full and the Collateral is released.

7.10 Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

7.11 Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.12 Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any such notice shall be deemed duly received and effective (i) if delivered in hand to, or received by, any officer or agent of the Borrower or the Bank, upon such delivery or receipt, or (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Borrower or the Bank, two (2) business days after being so mailed. A party's proper address is that set forth for such party in this Agreement or such address as that party may from time to time hereafter designate by notice to the other party.

7.13 Governing Law. This Agreement has been executed or completed and/or is to be performed in California, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of California.

7.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.15 Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.16 Civil Code Section 2822. In the event that at any time, a surety is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under Section 2822 of the California Civil Code, to designate the portion of the obligations to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by the Bank rather than Borrower.

7.17 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

7.18 Arbitration. ARBITRATION. IN THE EVENT THAT THE JURY WAIVER SET FORTH ABOVE IS JUDICIALLY DETERMINED TO NOT BE PERMITTED BY LAW, THE PARTIES AGREE TO ATTEMPT IN GOOD FAITH TO RESOLVE ANY DISPUTES WHICH MAY ARISE AMONG THEM IN

CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR THE APPLICATION OR VALIDITY THEREOF. IN THE EVENT THAT ANY DISPUTE CANNOT BE SO RESOLVED, AND UNLESS THE RELIEF SOUGHT REQUIRES THE EXERCISE OF THE EQUITY POWERS OF A COURT OF COMPETENT JURISDICTION, SUCH DISPUTE SHALL BE SUBMITTED TO ARBITRATION. SUCH ARBITRATION PROCEEDINGS SHALL BE HELD IN THE COUNTY OF SANTA BARBARA, CALIFORNIA, IN ACCORDANCE WITH THE ARBITRATION PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE. ANY AWARD RENDERED IN ANY SUCH ARBITRATION PROCEEDINGS SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES HERETO, AND JUDGEMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

Executed as of MAY 2, 2005.

                                                 Borrower:
                                                 Silicon Detector Corporation


                                                 By:  /s/ RICHARD D. KURTZ
                                                     ---------------------------
                                                     Richard D. Kurtz,
                                                     Chief Executive Officer







Accepted: Pacific Capital Bank, N.A.


By: /s/ STEVE MADSEN
    ----------------------
Name: Steve Madsen
Title: Vice President

                   EXHIBIT A TO LOAN AND SECURITY AGREEMENT OF
                          SILICON DETECTOR CORPORATION


 1.      Subsidiaries:  None

 2.      Consolidations, Mergers and Acquisitions:  None

                    EXHIBIT B LOAN AND SECURITY AGREEMENT OF
                          SILICON DETECTOR CORPORATION


1.       Liens:

         (a) Smithfield Fiduciary, LLC, acting as collateral agent on behalf of the other investors in connection with the private placement which closed on October 12, 2004, has a first priority security interest in all of the assets of Advanced Photonix, Inc., except as set forth in that certain Subordination and Intercreditor Agreement between Pacific Capital Bank, N.A. and Smithfield Fiduciary, LLC.

         (b) Robin Risser and Steven Williamson have a first priority security interest in all of the intellectual property of Michigan Acquisition Sub, LLC.

              (THE NETWORK OF PREFERRED COMMUNITY BANKS(SM) LOGO)

                                                            Loan No. 37512-37654

                                  LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT (this "Agreement") entered into as of MAY 2, 2005, between PHOTONIC DETECTORS, INC., A CALIFORNIA CORPORATION, with its chief executive office located at 90-A W. COCHRAN STREEFT, SIMI VALLEY, CALIFORNIA 93065 (the "Borrower") and Pacific Capital Bank, N.A., a national banking association, doing business as Santa Barbara Bank & Trust, with an address of c/o Loan Services, PO Box 60654, Santa Barbara, California 93160-0654 (the "Bank").

         FOR VALUE RECEIVED, and in consideration of the granting by the Bank of financial accommodations to or for the benefit of the Borrower, including without limitation respecting the Obligations (as hereinafter defined), the Borrower represents and agrees with the Bank, as of the date hereof and as of the date of each loan, credit and/or other financial accommodation, as follows:

                                   1. THE LOAN

1.1 Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan to the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., and Silicon Detector Corporation in the original principal amount of $2,700,000.00 (the "Loan"). The Loan shall be evidenced by that certain Term Note, of even date herewith (the "Note") by the Borrower, Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., and Silicon Detector Corporation in favor of the Bank in the original principal amount of $2,700,000.00. This Agreement, the Note, and any and all other documents, amendments or renewals executed and delivered in connection with any of the foregoing are collectively hereinafter referred to as the "Loan Documents".

                          2. GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to or for the benefit of the Borrower, the Borrower hereby grants to the Bank a security interest in, a lien on and pledge and assignment of the Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations, including, without limitation, all amounts outstanding pursuant to the Loan Documents.

2.2 Definitions. The following definitions shall apply:

         (a) "Code" shall mean the Uniform Commercial Code of California as amended from time to time.

         (b) "Collateral" shall mean all Borrower's present and future right, title and interest in and to any and all of the personal property of Borrower whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation:

                  (i)      accounts;

                  (ii)     chattel paper;

                  (iii)    goods;

                  (iv)     inventory;

                  (v)      equipment;

                  (vi)     farm products;

                  (vii)    instruments;

                  (viii)   investment property;

                  (ix)     documents;

                  (x)      commercial tort claims;

                  (xi)     deposit accounts;

                  (xii)    letter-of-credit rights;

                  (xiii)   general intangibles;

                  (xiv)    supporting obligations; and

                  (xv)     proceeds and products of the foregoing.

         (c) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (d) "Obligation(s)" shall mean, without limitation, all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (e) "Person" or "party" shall mean individuals, partnerships, corporations, limited liability companies and all other entities.

         All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Code.

2.3 Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral, and notify Debtors to make all payments due as proceeds of the Collateral to the Bank. Until Bank shall otherwise notify Borrower, all proceeds of and collections of Collateral shall be retained by Borrower and used solely for the ordinary and usual operation of Borrower's business. From and after notice by Bank to Borrower, all proceeds of and collections of the Collateral shall be held in trust by Borrower for Bank and shall not be commingled with Borrower's other funds or deposited in any bank account of Borrower; and Borrower agrees to deliver to Bank on the dates of receipt thereof by Borrower, duly endorsed to Bank or to bearer, or assigned to Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by Borrower.

2.4 Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing, accepting the return of all or any part of the inventory (subject to the provisions set forth in this Agreement with reference to returned inventory).

2.5 Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of inventory, schedules of accounts and such other writings as the Bank may in its reasonable sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

2.6 Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral (including, without limitation, chattel paper) as Bank shall request from time to time, to indicate and disclose that Bank has a security interest in such Collateral.

2.7 Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right at the sole cost and expense of Borrower, and the Borrower will permit the Bank and/or its representatives: (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence); (b) to perform field exams or otherwise inspect and examine the Collateral and to check, test or appraise the same as to quality, quantity, value and condition; and (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

2.8 Purchase Money Security Interests. To the extent Borrower uses proceeds of any loans to purchase Collateral, the repayment of such loans shall be on a "first-in-first-out" basis so that the portion of the loan used to purchase a particular item of Collateral shall be repaid in the order in which Borrower purchased such item of Collateral.

2.9 Search Reports. Bank shall receive prior to the date of this Agreement UCC search results under all names used by the Borrower during the prior five (5) years, from each jurisdiction where any

Collateral is located, from the State, if any, where Borrower is organized and registered (as such terms are used in the Code), and the State where Borrower's chief executive office is located. The search results shall confirm that the security interest in the Collateral granted Bank hereunder is prior to all other security interests in favor of any other Person.

                        3. REPRESENTATIONS AND WARRANTIES

3.1 Organization and Qualification. Borrower is a duly organized and validly existing corporation under the laws of the State of its incorporation with the exact legal name set forth in the first paragraph of this Agreement. Borrower is in good standing under the laws of said State, has the power to own its property and conduct its business as now conducted and as currently proposed to be conducted, and is duly qualified to do business under the laws of each state where the nature of the business done or property owned requires such qualification.

3.2 Subsidiaries. Borrower has no subsidiaries other than as disclosed in Schedule A attached hereto, if any, and the Borrower has never consolidated, merged or acquired substantially all of the assets of any other entity or person other than as disclosed in Schedule A attached hereto, if any.

3.3 Corporate Records. Borrower's corporate charter, articles of organization or incorporation and all amendments thereto have been duly filed and are in proper order. All outstanding capital stock issued by the Borrower was and is properly issued and all books and records of the Borrower, including but not limited to its minute books, bylaws and books of account, are accurate and up to date and will be so maintained.

3.4 Title to Properties; Absence of Liens. Borrower has good and clear record and marketable title to all of its properties and assets, and all of its properties and assets including the Collateral are free and clear of all mortgages, liens, pledges, charges, encumbrances and setoffs, other than the security interest therein granted to the Bank hereby and those mortgages, deeds of trust, leases of personal property and security interests disclosed in Schedule B attached hereto.

3.5 Places of Business. Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open or close, move or change any existing or new place of business without giving the Bank at least thirty (30) days prior written notice thereof.

3.6 Valid Obligations. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by laws relating to the enforcement of creditors' rights.

3.7 Conflicts. There is no provision in Borrower's organizational or charter documents, if any, or in any indenture, contract or agreement to which Borrower is a party which prohibits, limits or restricts the execution, delivery or performance of the Loan Documents.

3.8 Governmental Approvals. The execution, delivery and performance of the Loan Documents does not require any approval of or filing with any governmental agency or authority.

3.9 Litigation. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened against Borrower which might materially adversely affect the ability of Borrower to conduct its business or to pay or perform the Obligations.

3.10 Accounts and Contract Rights. All accounts arise out of legally enforceable and existing contracts, and represent unconditional and undisputed bona fide indebtedness by a Debtor, and are not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). No contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument, and no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or immediately upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

3.11 Title to Collateral. At the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and the Collateral and each item thereof is, will be and shall continue to be free of all restrictions, liens, encumbrances or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever. The Borrower has and will have full power and authority to grant to the Bank a security interest in the Collateral and the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank. The Collateral is and will be valid and genuine in all respects. All accounts arise out of legally enforceable and existing contracts in accordance with their tenor, and upon the Borrower's acquisition of any interest in accounts, it shall in writing immediately notify the Bank thereof, specifically identifying the same as accounts, and, except for such accounts, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and the Collateral, other than inventory and equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank). The Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

3.12 Location of Collateral. Except for sale, processing, use, consumption or other disposition in the ordinary course of business, the Borrower will keep all inventory and equipment only at locations specified in this Agreement or specified to the Bank in writing. The Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records or any of them to another state without giving the Bank at least thirty (30) days prior written notice thereof.

3.13 Third Parties. The Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this paragraph.

3.14 Payment of Accounts. Each account or other item of Collateral, other than inventory and equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto. Upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

3.15 Notification of Damage. The Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence that would adversely affect the value of inventory, equipment or other Collateral.

3.16 Taxes. Borrower has filed all Federal, state and other tax returns required to be filed (except for such returns for which current and valid extensions have been filed), and all taxes, assessments and other governmental charges due from the Borrower have been fully paid. The Borrower has established on its books reserves adequate for the payment of all Federal, state and other tax liabilities (if any).

3.17 Use of Proceeds. No portion of any loan is to be used for (i) the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 or (ii) primarily personal, family or household purposes. The Collateral is not used or acquired primarily for personal, family or household purposes.

3.18 Environmental. As of the date hereof neither the Borrower nor any of Borrower's agents, employees or independent contractors (1) have caused or are aware of a release or threat of release of Hazardous Materials (as defined herein) on any of the premises or personal property owned or controlled by Borrower, or any abutting property, which could give rise to liability under any Environmental Law (as defined herein) or any other Federal, state or local law, rule or regulation; (2) have arranged for the transport of or transported any Hazardous Materials in a manner as to violate, or result in potential liabilities under, any Environmental Law; (3) have received any notice, order or demand from the Environmental Protection Agency or any other Federal, state or local agency under any Environmental Law; (4) have incurred any liability under any Environmental Law in connection with the mismanagement, improper disposal or release of Hazardous Materials; or (5) are aware of any inspection or investigation of any of the premises or personal property owned or controlled by Borrower or abutting property by any Federal, state or local agency for possible violations of any Environmental Law.

         To the best of Borrower's knowledge, no prior owner or tenant of any premises or property presently controlled or owned by Borrower committed or omitted any act which caused the release of Hazardous Materials on such premises or property which could give rise to a lien thereon by any Federal, state or local government. No notice or statement of claim or lien affecting any property or premises owned or controlled by Borrower has been recorded or filed in any public records by any Federal, state or local government for costs, penalties, fines or other charges as to such property.

         Borrower agrees to indemnify and hold Bank harmless from all liability, loss, cost, damage and expense, including attorney fees and costs of litigation, arising from any and all of its violations of any Environmental Law (including those arising from any lien by any Federal, state or local government arising from the presence of Hazardous Materials) or from the presence of Hazardous Materials located on or emanating from any of the premises owned or controlled by the Borrower. Borrower further agrees to reimburse Bank upon demand for any costs incurred by Bank in connection with the foregoing. Borrower agrees that its obligations hereunder shall be continuous and shall survive the repayment of all debts to Bank.

         The term "Hazardous Materials" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Law or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future Federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of remediation or prevention of releases of Hazardous Materials or relating to liability for or costs of other actual or threatened danger to human health or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

                            4. AFFIRMATIVE COVENANTS

4.1 Payments and Performance. Borrower will duly and punctually pay all Obligations becoming due to the Bank and will duly and punctually perform all Obligations on its part to be done or performed under this Agreement.

4.2 Books and Records; Inspection. Borrower will at all times keep proper books of account in which full, true and correct entries will be made of its transactions in accordance with generally accepted accounting principles, consistently applied and which are, in the opinion of a Certified Public Accountant acceptable to Bank, adequate to determine fairly the financial condition and the results of operations of Borrower. Borrower will at all reasonable times make its books and records available in its offices for inspection, examination and duplication by the Bank and the Bank's representatives and will permit inspection of the Collateral and all of its properties by the Bank and the Bank's representatives. Borrower will from time to time furnish the Bank with such information and statements as the Bank may request in its sole discretion with respect to the Obligations or the Bank's security interest in the Collateral. Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights are kept, and shall not remove such records to another state without giving the Bank at least thirty (30) days prior written notice thereof.

4.3 Financial Statements. Advanced Photonix, Inc. will furnish to Bank:

         (a) as soon as available to Advanced Photonix, Inc., but in any event within 45 days after the close of each quarterly period, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such quarter and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such quarter, prepared on a reviewed basis in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments;

         (b) as soon as available to Advanced Photonix, Inc., but in any event within 90 days after the close of each fiscal year, a full and complete signed copy of financial statements, on a consolidated basis with such other entities designated by the Bank, which shall include a balance sheet of Advanced Photonix, Inc., as at the end of such year and statement of profit and loss of Advanced Photonix, Inc. reflecting the results of its operations during such year, bearing the opinion of such certified public accountants and prepared on an audited basis in accordance with generally accepted accounting principles, consistently applied together with any so-called management letter;

         (c) from time to time, such financial data and information about Advanced Photonix, Inc. as Bank may reasonably request; and

4.4 Conduct of Business. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained.

4.5 Notice to Account Debtors. The Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, hereby authorizes the Bank to notify all or any of the Debtors of the Bank's security interest in the Borrower's accounts at the Borrower's expense.

4.6 Operating and Deposit Accounts. The Borrower shall maintain with the Bank its primary operating and deposit accounts. At the option of the Bank, all loan payments and fees will automatically be debited from the Borrower's primary operating account and all advances will automatically be credited to the Borrower's primary operating account.

4.7 Taxes. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. The Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.8 Maintenance. Borrower will keep and maintain the Collateral and its other properties, if any, in good repair, working order and condition. The Borrower will immediately notify the Bank of any loss or damage to or any occurrence which would adversely affect the value of any Collateral. The Bank may, at its option, from time to time, take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it.

4.9 Insurance. Borrower will maintain in force property and casualty insurance on all Collateral and any other property of the Borrower, if any, against risks customarily insured against by companies engaged in businesses similar to that of the Borrower containing such terms and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss and to name the Bank as insured pursuant to a standard loss payee clause; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be canceled without first giving at least Thirty (30) days written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of such insurance, the Bank may, at its option, secure such insurance and charge the cost thereof to the Borrower. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

4.10 Notification of Default. Upon becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall promptly give Bank written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

4.11 Notification of Material Litigation. Borrower will promptly notify the Bank in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it which would or might be materially adverse to the financial condition of Borrower or any guarantor of the Obligations.

4.12 Pension Plans. With respect to any pension or benefit plan maintained by Borrower, or to which Borrower contributes ("Plan"), the benefits under which are guarantied, in whole or in part, by the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended ("ERISA") or any governmental authority succeeding to any or all of the functions of the Pension Benefit Guaranty Corporation ("Pension Benefit Guaranty Corporation"), Borrower will (a) fund each Plan as required by the provisions of
Section 412 of the Internal Revenue Code of 1986, as amended; (b) cause each Plan to pay all benefits when due; (c) furnish Bank (i) promptly with a copy of any notice of each Plan's termination sent to the Pension Benefit Guaranty Corporation (ii) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Internal Revenue Code of 1986, as amended and
(iii) notice of any Reportable Event as such term is defined in ERISA; and (d) subscribe to any contingent liability insurance provided by the Pension Benefit Guaranty Corporation to protect against employer liability upon termination of a guarantied pension plan, if available to Borrower.

                              5. NEGATIVE COVENANTS

5.1 Financial Covenants. The Borrower will not at any time or during any fiscal period (as applicable) fail to be in compliance with any of the financial covenants in this section.

         (a)      Definitions. The following definitions shall apply to this
                  Section:

                  (i) "Capital Expenditures" ("CAPEX") shall mean for any period, all acquisitions of machinery, equipment, land, leaseholds, buildings, improvements and all other expenditures considered to be for fixed assets under GAAP, consistently applied. Where an asset is acquired under a capital lease, the amount required to be capitalized shall be considered a capital expenditure during the first year of the lease.

                  (ii) "Combined Borrower(s)" shall mean Advanced Photonix, Inc. and each of its subsidiaries.

                  (iii) "Current Maturity of Long-Term Debt" ("CMLTD") shall mean, for any period, the current scheduled principal or capital lease payments required to be paid during the applicable period.

                  (iv) "Current Assets" shall mean current assets as defined under GAAP.

                  (v) "Current Liabilities" shall mean current liabilities as defined under GAAP.

                  (vi) "Distributions" shall mean all cash dividends to shareholders, and all cash distributions to shareholders of Subchapter S corporations, to partners of partnerships, to members of limited liability companies or to beneficiaries of trusts.

                  (vii) "Earnings" shall mean earnings as defined under GAAP.

                  (viii) "EBIT" shall mean, for any period, Earnings from continuing operations before payment of interest expense, federal, state and local income taxes, in each case for such period, computed and calculated in accordance with GAAP.

                  (ix) "EBITDA" shall mean, for any period, Earnings from continuing operations before payment of federal, state and local income taxes, plus Interest Expense, depreciation and amortization, in each case for such period, computed and calculated in accordance with GAAP.

                  (x) "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States.

                  (xi) "Indebtedness" shall mean (x) all indebtedness for borrowed money or for the deferred purchase price of property or services, and all obligations under leases which are or should be, under GAAP, recorded as capital leases, in respect of which a person is directly or contingently liable as borrower, guarantor, endorser or otherwise, or in respect of which a person otherwise assures a creditor against loss, (y) all obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any lien upon property (including without limitation accounts receivable and contract rights) owned by a person, whether or not such person has assumed or become liable for the payment thereof, and (z) all other liabilities and obligations which would be classified in accordance with GAAP as liabilities on a balance sheet or to which reference should be made in footnotes thereto.

                  (xii) "Intangible Assets" shall mean, as of the date of determination thereof, assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

                  (xiii) "Interest Expense" shall mean, for any period, ordinary, regular, recurring and continuing expenditures for interest on all borrowed money.

                  (xiv) "Subordinated Indebtedness" shall mean, as of the date of determination thereof, all Indebtedness which has been subordinated in writing to the obligations owing to the Bank on terms and conditions acceptable to the Bank.

                  (xv) "Effective Tangible Net Worth" shall mean, as of the date of determination thereof, Tangible Net Worth plus Subordinated Indebtedness.

                  (xvi) "Tangible Net Worth" shall mean, as of the date of determination thereof, total assets, excluding all Intangible Assets, less total liabilities.

                  (xvii) "Unfinanced CAPEX" shall mean, for any period, Capital Expenditures less new long-term Indebtedness issued during such period to fund the Capital Expenditures.

         (b) Current Ratio. The Combined Borrower's shall not permit the ratio of its Current Assets to Current Liabilities to be less than 1.25 to 1.00, tested quarterly.

         (c) Debt to Effective Tangible Net Worth. The Combined Borrower's shall not permit the ratio of its Indebtedness minus Subordinated Indebtedness to Effective Tangible Net Worth to be greater than 2.00 to 1.00, tested quarterly.

         (d) Free Cash Flow. The Combined Borrower's shall not permit the ratio of its EBITDA, minus taxes paid in cash, Distributions and Unfinanced CAPEX, to Interest Expense plus CMLTD, to be less than 1.25 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (e) EBIT to Interest Expense. The Combined Borrower's shall not permit the ratio of its EBIT to Interest Expense to be less than 2.00 to 1.00, for any fiscal quarter. Ratio analysis will commence 9/30/05. For the period ending 9/30/05, 12/31/05 and 3/31/06 the calculation will include adding back to earnings $500,000.00 of non-recurring expenses related to the acquisition of Picotronix, Inc., dba Picometrix, Inc.

         (f) No additional revolving or term debt without Bank's concurrence.

         (g) Balance on initial Note to Smithfield Fiduciary, LLC, Iroquois Capital, LP, Bluegrass Growth Fund, LP, and Bluegrass Growth Fund, Ltd, to be no greater than $5,000,000.00 in the aggregate principal amount.

         (h)      No consecutive quarter losses.

         (i) Intercreditor Agreement executed by Advanced Photonix, Inc., Silicon Sensors, Inc., Michigan Acquisition Sub, LLC, Texas Optoelectronics, Inc., Silicon Detector Corporation, Photonic Detectors Inc., and Smithfield Fiduciary, LLC to subordinate $6,000,000.00 in Smithfield Fiduciary, LLC debt to Santa Barbara Bank & Trust.

         (j) Subsequent to closing, possibly within 24 hours, Michigan Acquisition Sub, LLC will be replaced as Co-Borrower with Picometrix, LLC.

         (k) Prior to funding the loan, the merger of Picotronix, Inc., dba Picometrix, Inc., into Michigan Acquisition Sub, LLC must be completed.

5.2 Limitations on Indebtedness. Borrower shall not issue any evidence of indebtedness or create, assume, guarantee, become contingently liable for, or suffer to exist indebtedness in addition to indebtedness to the Bank, except indebtedness or liabilities of Borrower, other than for money borrowed, incurred or arising in the ordinary course of business.

5.3 Sale of Interest. There shall not be any sale or transfer of ownership of any interest in the Borrower without the Bank's prior written consent unless such transfer shall not result in change in control of Borrower.

5.4 Loans or Advances. Borrower shall not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that Borrower may make advances to its employees, including its officers, with respect to expenses incurred or to be incurred by such employees in the ordinary course of business which expenses are reimbursable by Borrower; and provided further, however, that Borrower may extend credit in the ordinary course of business in accordance with customary trade practices.

5.5 Dividends and Distributions. Borrower shall not, without prior written consent of the Bank, pay any dividends on or make any distribution except to any Combined Borrower on account of any class of Borrower's capital stock in cash or in property (other than additional shares, of such stock), or redeem, purchase or otherwise acquire, directly or indirectly, any of such stock, except, so long as Borrower is not in default hereunder.

5.6 Investments. The Borrower shall not make investments in, or advances to, any individual, partnership, corporation, limited liability company, trust or other organization or person, except for any Combined Borrower. The Borrower will not purchase or otherwise invest in or hold securities, nonoperating real estate or other nonoperating assets or purchase all or substantially all the assets of any entity.

5.7 Merger. Borrower will not merge or consolidate or be merged or consolidated with or into any other entity.

5.8 Capital Expenditures. The Borrower shall not, directly or indirectly, make or commit to make capital expenditures by lease, purchase, or otherwise, except in the ordinary and usual course of business for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business.

5.9 Sale of Assets. Borrower shall not sell, lease or otherwise dispose of any of its assets, except in the ordinary and usual course of business and except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in the Borrower's business, provided that fair consideration is received therefor; provided, however, in no event, except in the ordinary and usual course of business, shall the Borrower sell, lease or otherwise dispose of any equipment purchased with the proceeds of any loans made by the Bank.

5.10 Restriction on Liens. Borrower shall not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral. Borrower shall not agree with any person other than the Bank to not grant any security interest in, or mortgage of, any of its properties or assets including the Collateral.

5.11 Other Business. Borrower shall not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

5.12 Change of Name. Borrower shall not change its legal name or the State of its organization, without giving the Bank at least 30 days prior written notice thereof.

                                   6. DEFAULT

6.1 Default. "Event of Default" shall mean the occurrence of one or more of any of the following events:

         (a) default of any liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Borrower or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank continuing for 10 days with respect to the payment of money or continuing for 30 days with respect to any other default;

         (b) failure of the Borrower or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank continuing for 30 days;

         (c) default of any material liability, obligation or undertaking of the Borrower or any guarantor of the Obligations to any other party continuing for 30 days;

         (d) if any statement, representation or warranty heretofore, now or hereafter made by the Borrower or any guarantor of the Obligations in connection with this Agreement or in any supporting financial statement of the Borrower or any guarantor of the Obligations shall be determined by the Bank to have been false in any material respect when made;

         (e) if the Borrower or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

         (f) the institution by or against the Borrower or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC ss.101 et seq. or any other law in which the Borrower or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Borrower or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Borrower or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

         (g) the service upon the Bank of a writ in which the Bank is named as trustee of the Borrower or any guarantor of the Obligations;

         (h) a judgement or judgements for the payment of money shall be rendered against the Borrower or any guarantor of the Obligations, and any such judgement shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

         (i) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Borrower or any guarantor of the Obligations;

         (j) the termination or revocation of any guaranty of the Obligations; or

         (k) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Borrower or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its reasonable sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Borrower or any guarantor of the Obligations to the Bank has been or may be impaired.

6.2 Acceleration. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on DEMAND, which shall be due and payable on DEMAND, whether or not an Event of Default has occurred.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it in equity or at law, all as Bank may determine, and such exercise of rights in compliance with the requirements of law will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that ten (10) days written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is smaller, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be without warranty and free from any right of redemption, which the Borrower shall waive and release after default upon the Bank's request therefor, and may be free of any warranties as to the Collateral if Bank shall so decide. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for repayment of the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

         The Bank shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Borrower hereby irrevocably waives the benefits of all such laws. Except as required by applicable law, the Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.

6.3 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank, upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for its own gross negligence or willful misconduct. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower or any guarantor or surety to the Bank shall remain unpaid or the Bank is obligated under this Agreement to extend any credit to the Borrower.

6.4 Nonexclusive Remedies. All of the Bank's rights and remedies not only under the provisions of this Agreement but also under any other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

6.5 Reassignment to Borrower. Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

                                7. MISCELLANEOUS

7.1 Waivers. The Borrower waives notice of intent to accelerate, notice of acceleration, notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.

7.2 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons circumstances shall not be affected thereby.

7.3 Deposit Collateral. The Borrower hereby grants to the Bank a continuing lien and security interest in any and all deposits or other sums at any time credited by or due from the Bank (or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, or any third party acting on the Bank's behalf (collectively, the "Bank Affiliates")) to the Borrower and any cash, securities, instruments or other property of the Borrower in the possession of the Bank or any Bank Affiliate, whether for safekeeping or otherwise, or in transit to or from the Bank or any Bank Affiliate (regardless of the reason the Bank or Bank Affiliate had received the same or whether the Bank or Bank Affiliate has conditionally released the same) as security for the full and punctual payment performance of all of the liabilities and obligations of the Borrower to the Bank or any Bank Affiliate and such deposits and other sums may be applied against such liabilities and obligations of the Borrower to the Bank or any Bank Affiliate at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank or any Bank Affiliate.

7.4 Indemnification. The Borrower shall indemnify, defend and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower.

7.5 Costs and Expenses. The Borrower shall pay to the Bank on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

7.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

7.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benifit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. The Borrower may not assign or transfer any of its rights or obligations under this Agreement. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

7.9 Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other Loan Documents (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Bank to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Bank may reasonably request for Bank (i) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Bank, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Bank, and (iii) otherwise to insure the continued perfection and priority of Bank's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Bank its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all Obligations are paid in full and the Collateral is released.

7.10 Amendments and Waivers. This Agreement may be amended and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain the Bank's prior written consent to each such amendment, action or omission to act. No course of dealing and no delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion.

7.11 Terms of Agreement. This Agreement shall continue in full force and effect so long as any Obligations or obligation of Borrower to Bank shall be outstanding, or the Bank shall have any obligation to extend any financial accommodation hereunder, and is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and the Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

7.12 Notices. Any notice under or pursuant to this Agreement shall be a signed writing or other authenticated record (within the meaning of Article 9 of the Code). Any such notice shall be deemed duly received and effective (i) if delivered in hand to, or received by, any officer or agent of the Borrower or the Bank, upon such delivery or receipt, or (ii) if mailed by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Borrower or the Bank, two (2) business days after being so mailed. A party's proper address is that set forth for such party in this Agreement or such address as that party may from time to time hereafter designate by notice to the other party.

7.13 Governing Law. This Agreement has been executed or completed and/or is to be performed in California, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the laws of California.

7.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

7.15 Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower.

7.16 Civil Code Section 2822. In the event that at any time, a surety is liable upon only a portion of Borrower's obligations under the Loan Documents and Borrower provides partial satisfaction of any such obligation(s), Borrower hereby waives any right it would otherwise have, under Section 2822 of the California Civil Code, to designate the portion of the obligations to be satisfied. The designation of the portion of the obligation to be satisfied shall, to the extent not expressly made by the terms of the Loan Documents, be made by the Bank rather than Borrower.

7.17 JURY WAIVER. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

7.18 ARBITRATION. ARBITRATION. IN THE EVENT THAT THE JURY WAIVER SET FORTH ABOVE IS JUDICIALLY DETERMINED TO NOT BE PERMITTED BY LAW, THE PARTIES AGREE TO ATTEMPT IN GOOD FAITH TO RESOLVE ANY DISPUTES WHICH MAY ARISE AMONG THEM IN

CONNECTION WITH THE INTERPRETATION OR ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, OR THE APPLICATION OR VALIDITY THEREOF. IN THE EVENT THAT ANY DISPUTE CANNOT BE SO RESOLVED, AND UNLESS THE RELIEF SOUGHT REQUIRES THE EXERCISE OF THE EQUITY POWERS OF A COURT OF COMPETENT JURISDICTION, SUCH DISPUTE SHALL BE SUBMITTED TO ARBITRATION. SUCH ARBITRATION PROCEEDINGS SHALL BE HELD IN THE COUNTY OF SANTA BARBARA, CALIFORNIA, IN ACCORDANCE WITH THE ARBITRATION PROVISIONS OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THIS AGREEMENT TO ARBITRATE SHALL BE SPECIFICALLY ENFORCEABLE. ANY AWARD RENDERED IN ANY SUCH ARBITRATION PROCEEDINGS SHALL BE FINAL AND BINDING ON EACH OF THE PARTIES HERETO, AND JUDGEMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

Executed as of MAY 2, 2005.

                                                Borrower:
                                                Photonic Detectors, Inc.


                                                By:  /s/ RICHARD D. KURTZ
                                                    ----------------------------
                                                    Richard D. Kurtz,
                                                    Chief Executive Officer


Accepted: Pacific Capital Bank, N.A.


By:  /s/ STEVE MADSEN
   -------------------------------------
Name: Steve Madsen
Title: Vice President

                   EXHIBIT A TO LOAN AND SECURITY AGREEMENT OF
                            PHOTONIC DETECTORS, INC.


 1.      Subsidiaries:  None

 2.      Consolidations, Mergers and Acquisitions:  None

                    EXHIBIT B LOAN AND SECURITY AGREEMENT OF
                            PHOTONIC DETECTORS, INC.


 1.      Liens:

         (a) Smithfield Fiduciary, LLC, acting as collateral agent on behalf of the other investors in connection with the private placement which closed on October 12, 2004, has a first priority security interest in all of the assets of Advanced Photonix, Inc., except as set forth in that certain Subordination and Intercreditor Agreement between Pacific Capital Bank, N.A. and Smithfield Fiduciary, LLC.

         (b) Robin Risser and Steven Williamson have a first priority security interest in all of the intellectual property of Michigan Acquisition Sub, LLC.